                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The Gillette Company
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    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the
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    number, or the Form or Schedule and the date of its filing.

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

[Logo]
       World-Class Brands, Products, People            Prudential Tower Building
                                                       Boston, MA 02199






       NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS

       The 1997 Annual Meeting of the stockholders of The Gillette Company will be held at the John F. Kennedy Library and Museum, Columbia Point, Boston, Massachusetts, on Thursday, April 17, 1997, at 10:00 a.m. for the following purposes:

           1. To elect four directors for terms to expire at the 2000 Annual Meeting of the stockholders.

           2. To vote on the proposed amendment of the 1971 Stock Option Plan, as described in the accompanying proxy statement.

           3. To vote on the proposed amendment of the Stock Equivalent Unit Plan, as described in the accompanying proxy statement.

           4. To vote on the approval of the appointment of auditors for the year 1997.

           5. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

       The Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company at the above address.

       If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

       Whether or not you expect to attend, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

       By order of the Board of Directors
       Jill C. Richardson, Secretary

       Boston, Massachusetts
       March 13, 1997

[Logo]
       World-Class Brands, Products, People            Prudential Tower Building
                                                       Boston, MA 02199


       March 13, 1997

       PROXY STATEMENT

       INTRODUCTION
       This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for the 1997 Annual Meeting of the stockholders of the Company on April 17, 1997. The Notice of Annual Meeting, this proxy statement and the accompanying proxy are being mailed to stockholders on or about March 13, 1997. You can ensure that your shares are voted at the meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, The First National Bank of Boston, c/o Boston EquiServe, P.O. Box 9374, Boston, Massachusetts 02205-9945 in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.

       The enclosed proxy will also serve as a confidential voting instruction with respect to the Company's employees' savings plans, Employee Stock Ownership Plan ("ESOP") and Global Employee Stock Ownership Plan ("GESOP"). If voting instructions have not been received from a participant by April 10, 1997, the shares allocated to the participant's account(s) and ESOP and GESOP shares that have not been allocated to participant accounts will be voted on each issue in proportion to the shares as to which voting instructions have been returned by other participants of each respective plan.

       1. ELECTION OF DIRECTORS FOR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS

       At the meeting, four directors, Michael C. Hawley, Herbert H. Jacobi, Henry R. Kravis and Alexander B. Trowbridge, are to be elected to serve for terms that expire at the 2000 Annual Meeting of the stockholders. Joseph F. Turley, whose term as a director will expire at the 1997 Annual Meeting, is not standing for reelection, having reached the mandatory retirement age for directors. Information regarding the Board's four nominees to this class is set forth at page 2. Information regarding the eight directors whose terms expire in 1998 and 1999 is set forth at pages 3 and 4.

       The accompanying proxy will be voted for the election of the Board's nominees unless contrary instructions are given. If any nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for the remaining Board nominees and, unless the number of directors is reduced by the Board of Directors, for such other person as the Board of Directors may designate.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS FOR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

       NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
       FOR THREE-YEAR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS

--------------  MICHAEL C. HAWLEY                          Director since 1995
Photo of        Mr. Hawley, 59 years of age, is President and Chief Operating
Michael C.      Officer. He joined the Company in 1961 and was named Business
Hawley          Development Manager for Gillette International in the United
                Kingdom in 1970. He served as General Manager of Gillette
                Colombia from 1972 until 1976, when he became Group General
--------------  Manager of the Asia-Pacific Group, based in Sydney, Australia.
                In 1985 he was elected a Corporate Vice President responsible for all blade, razor and writing instrument engineering, as well as technical support for Gillette factories worldwide. He served as President of Oral-B Laboratories from June 1989 until his election as Executive Vice President, International
                Group in November 1993. In April 1995 he was elected President and Chief Operating Officer. Mr. Hawley is a director of the John Hancock Mutual Life Insurance Company and Texaco, Inc.

--------------  HERBERT H. JACOBI                          Director since 1981
Photo of        Mr. Jacobi, 62 years of age, has been Chairman of the Managing
Herbert H.      Partners of Trinkaus & Burkhardt KGaA, a German bank, since
Jacobi          1981. The Bank is affiliated with Britain's Midland Bank plc, a member of the Hongkong Bank Group. He was a managing partner of Berliner Handels- und Frankfurter Bank from 1977 until 1981
--------------  and an Executive Vice President of Chase Manhattan Bank from
                1975 to 1977. Mr. Jacobi is a director of Atlanta AG; Braun AG, a Gillette subsidiary; Midland Bank plc and WILO-Salmson AG. He is also a member of the Partnership Council of Freshfields, a U.K. law firm, and Group General Manager of HSBC Holdings plc.
                He is President of the North Rhine-Westfalia Stock Exchange in
                Duesseldorf and a director of Deutsche Boerse AG in Frankfurt.

--------------  HENRY R. KRAVIS                            Director since 1996
Photo of        Mr. Kravis, 53 years of age, is a General Partner of Kohlberg
Henry R.        Kravis Roberts & Co., L.P. and KKR Associates, L.P. He is a
Kravis          director of AutoZone, Inc.; Borden, Inc.; Bruno's Inc.;
                Flagstar Companies, Inc.; Flagstar Corporation; IDEX
                Corporation; K-III Communications Corp.; Owen-Illinois, Inc.;
--------------  Owens-Illinois Group, Inc.; Safeway Inc.; Sotheby's; Union Texas
                Petroleum Holdings, Inc. and World Color Press. Inc.

--------------  ALEXANDER B. TROWBRIDGE                    Director since 1990
Photo of        Mr. Trowbridge, 67 years of age, is President of Trowbridge
Alexander B.    Partners Inc., a management consulting firm. He was President
Trowbridge      of the National Association of Manufacturers, a trade
                organization, from 1980 through 1989. He was Vice Chairman of Allied Chemical Corporation (now Allied-Signal Corporation)
--------------  from 1976 to 1980; President of The Conference Board, Inc.
                from 1970 to 1976; President of American Management
                Association from 1968 to 1970; and U.S. Secretary of Commerce from 1967 to 1968. Mr. Trowbridge is a director of Harris
                Corporation; ICOS Corporation; New England Life Insurance
                Company; The Rouse Company; The Sun Company, Inc.; E.M.
                Warburg Pincus Counsellors Funds and WMX Technologies Inc. He is a charter trustee of Phillips Academy, Andover.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRE AT THE 1998 ANNUAL MEETING OF THE STOCKHOLDERS

--------------  WILBUR H. GANTZ                            Director since 1992
Photo of        Mr. Gantz, 59 years of age, is President, Chief Executive
Wilbur H.       Officer and a director of PathoGenesis Corporation, a
Gantz           biopharmaceutical company. He served as President of Baxter
                International, Inc., a manufacturer and marketer of health care products, from 1987 to 1992. He joined Baxter
--------------  International, Inc. in 1966 and held various management positions prior to becoming its Chief Operating Officer in 1983. Mr. Gantz is a director of W.W. Grainger and Company; Bank of Montreal; Harris Bankcorp and Harris Trust and Savings Bank.

--------------  RICHARD R. PIVIROTTO                       Director since 1980
Photo of        Mr. Pivirotto, 66 years of age, is President of Richard R.
Richard R.      Pivirotto Co., Inc., a management consulting firm. He served
Pivirotto       as President of Associated Dry Goods Corporation, a retail department store chain, from 1972 to 1976 and as Chairman of its Board of Directors from 1976 to February 1981. He is a
--------------  director of General American Investors Company, Inc.;
                Immunomedics, Inc.; New York Life Insurance Company and
                Westinghouse Electric Corporation.

--------------  JUAN M. STETA                              Director since 1987
Photo of        Mr. Steta, 70 years of age, is of counsel to the law firm of
Juan M.         Santamarina y Steta, Mexico City, which is engaged in a
Steta           general business practice. He joined the firm in 1949, was elected a partner in 1956 and served in that capacity until 1992. He is Chairman of the Board of Quimicos y Derivados and
--------------  T & N de Mexico and is a director of several other Mexican corporations, including General Motors de Mexico, SKF de
                Mexico and Grupo IDESA. He is also a director of Barnes Group
                Inc. in Bristol, Connecticut.

--------------  ALFRED M. ZEIEN                            Director since 1980
Photo of        Mr. Zeien, 67 years of age, is Chairman of the Board and Chief
Alfred M.       Executive Officer. He joined the Company in 1968 and served as
Zeien           Chairman of the Board of Management of Braun AG, a Gillette
                subsidiary, from 1976 to 1978 and as Senior Vice President, Technical Operations, from 1978 to 1981. He was elected Vice
--------------  Chairman of the Board in 1981. In that capacity, he served as the Company's senior technical officer and headed the new business development group until November 1987, when he assumed responsibility for Gillette International and the Diversified Companies. He was elected President and Chief
                Operating Officer in January 1991 and Chairman and Chief
                Executive Officer in February 1991. Mr. Zeien is a director of
                Bank of Boston Corporation; The First National Bank of Boston;
                Massachusetts Mutual Life Insurance Company; Polaroid
                Corporation and Raytheon Company.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRE AT THE 1999 ANNUAL MEETING OF THE STOCKHOLDERS

--------------  WARREN E. BUFFETT                          Director since 1989
Photo of        Mr. Buffett, 66 years of age, is Chairman of the Board and
Warren E.       Chief Executive Officer of Berkshire Hathaway Inc., a company
Buffett         engaged in a number of diverse business activities, the most important of which is the property and casualty insurance business. Prior to assuming those positions in 1970, he was a
--------------  general partner of Buffett Partnership, Ltd. He is a director of The Coca-Cola Company, Salomon Inc. and The Washington Post
                Company.

--------------  MICHAEL B. GIFFORD                         Director since 1993
Photo of        Mr. Gifford, 61 years of age, was Managing Director and Chief
Michael B.      Executive of The Rank Organisation Plc, London, England, a
Gifford         leisure and entertainment company from 1983 to 1996. He was
                Finance Director of Cadbury Schweppes plc from 1978 to 1983 and Chief Executive of Cadbury Schweppes Australia from 1975
--------------  to 1978. He is a director of English China Clays plc.

--------------  CAROL R. GOLDBERG                          Director since 1990
Photo of        Mrs. Goldberg, 65 years of age, is President of The Avcar
Carol R.        Group, Ltd., a management consulting firm. She was President
Goldberg        and Chief Operating Officer of The Stop & Shop Companies,
                Inc., a retail store chain, from 1985 to 1989. She joined Stop
                & Shop in 1959 and served in various management positions
--------------  prior to her election as Executive Vice President and Chief
                Operating Officer in 1982. She served as a director of that Company from 1972 to 1989. She serves as a director of America
                Service Group, Inc.; Barry's Jewelers, Inc.; the Kennedy
                Library Foundation and Selfcare, Inc.

--------------  JOSEPH E. MULLANEY                         Director since 1990
Photo of        Mr. Mullaney, 63 years of age, is Vice Chairman of the Board.
Joseph E.       He joined the Company in 1972 as Associate General Counsel and
Mullaney        was elected General Counsel in 1973, Vice President in 1975,
                Senior Vice President with responsibilities for legal and governmental affairs in 1977 and Vice Chairman in 1990. He
--------------  serves as a director of Boston Municipal Research Bureau; the
                Greater Boston Legal Services Corporation; the Greater Boston
                Chamber of Commerce; the New England Legal Foundation and the
                World Affairs Council of Boston. He is also a member of the Board of Trustees of the Massachusetts Taxpayers Foundation,
                Inc. and a Trustee of the Public Library of the City of Boston.

BOARD MEETINGS
The Board of Directors held ten meetings in 1996.

COMMITTEES OF THE BOARD
The Board of Directors has the following standing committees, which are composed entirely of directors who are not employees of the Company, except that the Chief Executive Officer is an ex officio member of the Executive Committee.

Audit Committee
The members are Mr. Steta (Chairman), Mr. Gifford, Mrs. Goldberg, Mr. Kravis and Mr. Turley.

The Audit Committee recommends the appointment of the Company's independent auditors, meets with the auditors to review their report on the financial operations of the business, and approves the audit services and any other services to be provided. It reviews the Company's internal audit function and the performance and adequacy of the fund managers for the Company's benefit plans. It also reviews compliance with the Company's statement of policy as to the conduct of its business. Three meetings of the Committee were held in 1996.

Executive Committee
The members are Mr. Buffett (Chairman), Mrs. Goldberg, Mr. Steta, Mr. Turley and Mr. Zeien.

The Executive Committee, acting with the Finance Committee, reviews and makes recommendations on significant capital investment proposals. It is also available to review and make recommendations to the Board with respect to the nature of the business, plans for future growth, senior management succession and stockholder relations. The Committee has the added functions of reviewing the composition and responsibilities of the Board and its committees and recommending to the Board nominees for election as directors. It will consider nominations by stockholders, which should be submitted in writing to the Chairman of the Committee in care of the Secretary of the Company. Ten meetings of the Committee were held in 1996.

Finance Committee
The members are Mr. Jacobi (Chairman), Mr. Gantz, Mr. Gifford, Mr. Kravis, Mr. Pivirotto and Mr. Trowbridge.

The Finance Committee reviews and makes recommendations with respect to the Company's financial policies, including cash flow, borrowing and dividend policy and the financial terms of acquisitions and dispositions. Acting with the Executive Committee, it reviews and makes recommendations on significant capital investment proposals. Nine meetings of the Committee were held in 1996.

Personnel Committee
The members are Mr. Pivirotto (Chairman), Mr. Gantz, Mr. Jacobi and Mr. Trowbridge.

The Personnel Committee reviews and makes recommendations to the management or Board on personnel policies and plans or practices relating to compensation. It also administers the Company's executive incentive compensation plans and approves the compensation of all officers and certain other senior executives. Nine meetings of the Committee were held in 1996.

OUTSTANDING VOTING SECURITIES
On February 28, 1997, the record date for the 1997 Annual Meeting of the stockholders, there were outstanding and entitled to vote 556,920,066 shares of the $1 par value common stock of the Company, entitled to one vote per share, and 157,643 shares of Series C ESOP Convertible Preferred Stock, entitled to 40 votes per share. The holders of the Company's common and preferred stock vote together as one class on all matters being submitted to a vote of the stockholders at the 1997 Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of February 28, 1997, Berkshire Hathaway Inc., located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, beneficially owned, through six insurance subsidiaries, 48,000,000 shares, which constitute 8.6% of the outstanding common stock of the Company and 8.5% of the votes entitled to be cast by the holders of the outstanding voting securities of the Company. One of the six Berkshire Hathaway Inc. subsidiaries, National Indemnity Company, 3024 Harney Street, Omaha, Nebraska 68131, owned directly 30,000,000 of the 48,000,000 shares, or 5.4% of the outstanding common stock and 5.3% of the votes entitled to be cast by the holders of the outstanding voting securities of the Company. The capital stock of Berkshire Hathaway Inc. is beneficially owned approximately 38.8% by Mr. Buffett and a trust of which he is trustee but in which he has no economic interest and 3% by his wife, Susan T. Buffett.

As of February 28, 1997, KKR Associates L.P., a New York partnership, located at 9 West 57th Street, New York, New York 10019, beneficially owned through two limited partnerships, KKR Partners II, L.P. and DI Associates, L.P. (the "KKR Stockholders"), 37,154,399 shares, which constitute 6.7% of the outstanding common stock of the company and 6.6% of the votes entitled to be cast by the holders of the outstanding voting securities of the Company. Mr. Kravis is a general partner of KKR Associates L.P. and disclaims beneficial ownership of these shares.

As of February 28, 1997, State Street Bank and Trust Company, P.O. Box 5259, Boston, Massachusetts 02101 ("State Street") held as Trustee of The Gillette Company Employee Stock Ownership Plan on behalf of Plan participants, 157,643 shares of Series C ESOP Convertible Preferred Stock which represent 100% of that class and 1.1% of the votes entitled to be cast by the holders of the Company's outstanding voting securities. State Street exercises shared voting and dispositive power over the shares.

The following table sets forth the number of Gillette shares beneficially owned on February 28, 1997, by (i) each director, (ii) each of the executive officers named in the Summary Compensation Table at page 14 and (iii) all directors and current executive officers as a group. All individuals listed in the table have sole voting and investment power over the shares reported as owned, except as otherwise stated.

                                                                       Unrestricted
                                                                          Stock
                                                                       Beneficially
                                                                          Owned,                   Option Shares
                                              Title of                 Excluding                     Exercisable
      Name                                    Class(1)                   Options                    Within 60 days
     ------                                  ----------                 ---------                  ----------------

Warren E. Buffett(2),(6)                       Common                   48,000,919                      10,000
Wilbur H. Gantz(6)                             Common                        4,319                      10,000
Michael B. Gifford(6)                          Common                        1,516                       8,000
Carol R. Goldberg(3),(6)                       Common                        3,319                      10,000
Michael C. Hawley(4)                           Common                       79,591                     229,000
                                              Series C
                                                Pfd.                            18                          --
Herbert H. Jacobi(6)                           Common                       14,123                      10,000
Henry R. Kravis(5),(6)                         Common                   37,199,599                          --
Jacques Lagarde(4)                             Common                       32,832                     292,622
                                              Series C
                                                Pfd.                            16                          --
Joseph E. Mullaney(4)                          Common                      118,409                     228,000
                                              Series C
                                                Pfd.                            16                          --
Richard R. Pivirotto(6)                        Common                        4,118                      10,000
Thomas F. Skelly(4)                            Common                       98,800                     170,000
                                              Series C
                                                Pfd.                            16                          --
Juan M. Steta(6)                               Common                       12,633                      10,000
Alexander B. Trowbridge(6)                     Common                        1,919                       9,600
Joseph F. Turley(6)                            Common                      105,261                      10,000
Alfred M. Zeien(4)                             Common                      748,339                     960,000
                                              Series C
                                                Pfd.                            16                          --
All directors and current                      Common                   86,552,280                   2,600,782
  executive officers as a                     Series C
  group(4), (7)                                 Pfd.                           178                          --

----------
(1) Except as indicated in notes (2), (5) and (7) below, the total number of shares beneficially owned in each class constitutes less than 1% of the outstanding shares in that class.

(2) 48,000,000 of the shares are owned by insurance subsidiaries of Berkshire Hathaway Inc., a company which Mr. Buffett may be deemed to control. Mr. Buffett shares voting and investment power over the shares, which represent 8.6% of the outstanding common stock, as described above.

(3) Mrs. Goldberg has no voting and investment power over 400 of the shares reported as owned and disclaims beneficial ownership with respect to those shares.

(4) Includes common shares held under the Company's Employees' Savings Plan as follows: Mr. Hawley 54,318 shares; Mr. Lagarde 12,806 shares; Mr. Mullaney 32,403 shares; Mr. Skelly 20,957 shares; Mr. Zeien 178,871 shares; and a total of 374,967 shares held under the Employees' Savings Plan and GESOP by all employee directors and all current executive officers as a group. Under the Employees' Savings Plan, GESOP and ESOP, participants may direct the voting of shares held in their accounts in accordance with the shared voting procedure described at page 1 and share investment power with the plans' trustees in accordance with the terms of the plans. In addition, Mr. Mullaney shares voting and investment power over 20,548 of the common shares reported as owned by him; Mr. Skelly shares voting and investment power over 41,766 of the common shares reported by him, has no voting and investment power over 30,644 of the common shares reported as owned by him and disclaims beneficial ownership with respect to those 30,644 shares; and certain executive officers have no voting and investment power over 13,251 of the common shares reported as owned by the group and disclaim beneficial ownership with respect to those 13,251 shares.

(5) 37,154,399 of the shares are owned by KKR Associates, L.P. through two limited partnerships. Mr. Kravis as a general partner of KKR Associates, L.P. may be deemed to share beneficial ownership of such shares, which represent 6.7% of the outstanding common stock, as described above. The remaining 45,200 shares are held directly by a trust for the benefit of members of Mr. Kravis' family. Mr. Kravis disclaims beneficial ownership with respect to all the shares.

(6) In addition to the common stock reported as owned, the directors have converted the present value of vested pension benefits and have invested all or a portion of their retainers and attendance fees in Deferred Stock Units under the Deferred Compensation Plan for Outside Directors, as described beginning on page 8 under Compensation of Directors. As of February 28, 1997, the number of units credited to each director's account was as follows: Mr. Buffett 2,575 units, Mr. Gantz 865 units, Mr. Gifford 761 units, Mrs. Goldberg 2,526 units, Mr. Jacobi 2,437 units, Mr. Kravis 165 units, Mr. Pivirotto 3,422 units, Mr. Steta 2,964 units, Mr. Trowbridge 1,983 units and Mr. Turley 2,802 units.

(7) The number of common shares beneficially owned by all directors and current executive officers as a group represents 15.5% of the outstanding common stock.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS
Berkshire Hathaway Inc. and the Company continue to be subject to their agreement of July 20, 1989. Management, after consultation with legal and financial advisors, determined that the terms of the agreement, as described below, were fair to the Company.

The agreement provides that, without the approval of the Company's Board of Directors, until July 20, 1999, Berkshire Hathaway Inc. will not acquire shares giving it a total of more than 14.1% of the voting power of the Company's outstanding voting securities (other than through the exercise of rights, warrants or convertible securities received by Berkshire Hathaway Inc. with respect to its common stock) or become a participant in a proxy solicitation or a member of another group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 with respect to the Company.

Berkshire Hathaway Inc. also remains subject to its agreement to use its best efforts not to knowingly sell securities representing more than 3% of the voting power of the Company's outstanding voting securities to any one entity or group except in certain specified circumstances related to a change in control of the Company, and to give the Company certain rights of first refusal in the event of sales of the Company's voting securities by Berkshire Hathaway Inc. If the Company does not exercise its right of first refusal, Berkshire Hathaway Inc. has the right to have the Company register, either in its entirety or in increments of $100,000,000 or more from time to time, one or more public offerings of the Gillette common stock held by Berkshire Hathaway Inc.

While Berkshire Hathaway Inc. owns at least 5% of the voting power of the Company's securities, the Company's directors will also continue to be subject to their agreement to use their best efforts to secure the election to the Board by the shareholders of Mr. Buffett or such other individual reasonably acceptable to the Company as Berkshire Hathaway Inc. might nominate.

Fees paid during 1996 to the law firm of Santamarina y Steta, of which Mr. Steta is of counsel, are reported on page 9.

On December 31, 1996, pursuant to a merger agreement dated September 12, 1996, Duracell International Inc. became a wholly-owned subsidiary of Gillette. Under the merger agreement, each of the 121,369,663 outstanding shares of Duracell common stock was converted into the right to receive .904 of one share of Gillette common stock and each of the 4,854,932 outstanding options to purchase a share of Duracell common stock was converted into an option to purchase Gillette stock on the same basis. Prior to the merger, the KKR Stockholders beneficially owned 41.1 million shares of Duracell common stock, representing approximately 34% of the outstanding Duracell common stock.

At the time of the signing of the merger agreement the KKR Stockholders agreed, among other things, to vote their shares of Duracell common stock in favor of the merger and delivered an irrevocable proxy to vote their shares in accordance with that agreement (the "Stockholders" Agreement").

In consideration of its advisory services to Duracell in connection with the merger, Kohlberg, Kravis and Roberts & Co., L.P. ("KKR") received an advisory fee of $20,000,000 for the merger. Mr. Kravis is a general partner of KKR Associates L.P., a general partner of KKR.

Effective immediately following completion of the merger, Mr. Kravis, who was previously a director of Duracell, was elected a director of Gillette by the Gillette Board of Directors.

The directors and executive officers of Gillette and Duracell and each of the KKR Stockholders have executed agreements providing that they will not transfer
(i) any Gillette Common Stock received in the merger, except in compliance with the Securities Act of 1933, as amended and (ii) any securities of Gillette in the period ending at such time as results covering at least 30 days of combined operations of Duracell and Gillette have been published by Gillette.

The KKR Stockholders have certain demand and piggyback registration rights pursuant to which they may, subject to certain terms and conditions, require Gillette to register under the Securities Act of 1933 all or part of the Gillette Common Stock received by the KKR Stockholders in connection with the merger, including up to five such demands to register at least $325,000,000 in aggregate market value of such stock.

Duracell agreed to indemnify KKR and its affiliates (including Mr. Kravis) against liability related to or arising out of any services rendered in connection with the merger, the engagement of KKR or the performance by KKR of its services (including reasonable attorneys' fees) except for liability caused by KKR's bad faith or gross negligence. Duracell also confirmed to the KKR Stockholders certain rights to indemnification, including such rights with respect to their entering into or performing their obligations under the Stockholders' Agreement. Gillette has agreed to honor these obligations.

The merger agreement provides for Gillette to indemnifiy and hold harmless each present and former director, officer or employee of Duracell and its subsidiaries (including Mr. Kravis) against any claims arising out of the merger, or otherwise, and to maintain the Duracell directors' and officers' liability insurance for six years.

COMPENSATION OF DIRECTORS
Directors who are not employees of the Company or its subsidiaries are paid an annual Board retainer fee of $35,000 ($28,000 prior to January 1997) plus a fee of $1,200 for attendance at each meeting of the Board of Directors or of its committees. Committee Chairmen receive an additional retainer of $4,000 a year. Under the Deferred Compensation Plan for Outside Directors one half of all annual Board retainer fees is paid in Deferred Stock Units. The directors may defer payment of all or any portion of the cash retainers or cash fees to a Deferred Stock Unit account or to a cash account until after retirement or resignation from the Board or until an earlier change in control. Each Deferred Stock Unit is treated as equivalent to one share of the Company's common stock, and the directors receive dividend equivalent units as dividends are paid and appreciation, if any, in the market value of the stock. Deferred cash accounts accrue interest equivalents. Upon the death of a director, any unpaid amounts become payable in a lump sum.

Under the Outside Directors' Stock Ownership Plan, which was approved by the stockholders at the 1994 Annual Meeting, one half of all Board retainer fees was paid in common stock of the Company. Effective January 1, 1997, the Board voted to eliminate the Outside Directors' Stock Ownership Plan and replace it with the Deferred Compensation Plan for Outside Directors, as described in the paragraph above. No contributions were made to the Outside Directors' Stock Ownership Plan after October 31, 1996; however, these acounts will be maintained and the shares of common stock held in these accounts will continue to earn dividends.

Directors who are not employees of the Company or its subsidiaries also may be paid for service as directors of Company subsidiaries. During 1996 Mr. Jacobi received standard outside director fees totaling $11,358 for his services as a director of Braun AG.

Each non-employee director receives an automatic stock option grant, effective two business days following the date of the annual meeting of the stockholders, to purchase 2,000 shares of the common stock of the Company at a price equal to the fair market value on the date of grant. In 1996 the grants were made on April 22 at a price of $54.25 per share. Options granted to non-employee directors are designated as non-ISO's, the terms of which are generally similar to those granted to employees, which are described at page 16.

A director who has attained age 70 cannot stand for reelection to the Board. Effective January 1, 1997, the directors voted to eliminate the Retirement Plan for Non-Employee Directors. Directors who had reached age 65 as of December 31, 1996, were given a one time election to convert the present value of vested pension benefits into Deferrred Stock Units or to freeze the pension as of December 31, 1996, with no credit for future service. The pension benefits for directors who had not reached age 65 at December 31, 1996, were automatically converted to Deferred Stock Units. No retirement benefit will be given to any director who becomes a director on or after December 31, 1996.

During 1996 the Company and its Mexican subsidiaries received legal advice from the law firm of Santamarina y Steta, of which Mr. Steta is of counsel, and paid the firm a total of $306,445 for its services. The Company believes that all such services were provided on terms at least as favorable to the Company as those of comparable firms retained to provide similar legal services to the Company. It is expected that Santamarina y Steta will continue to provide legal services to the Company and its subsidiaries during 1997.

GILLETTE COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE
The following chart compares the total return on $100 invested in Gillette common stock for the five-year period from December 31, 1991 through December 31, 1996 with a similar investment in the Standard & Poor's 500 Stock Index and with two peer groups consisting of ten consumer products companies of generally similar size. The New Peer Group Index has been changed from the Former Peer Group Index used in the 1996 proxy statement. Ralston Purina Company has been added to provide a company in the consumer battery business segment for comparison with Gillette following its merger with Duracell International Inc. American Home Products has been deleted since its business focus has shifted from consumer products following its merger with American Cyanamid. The five-year performance graph has been restated to reflect this change. The compounded total return of the previous peer group during the five-year period since 12/31/91 is 13.9% compared to the 14.1% return of the new peer group during the same period. The compounded total return of Gillette during that period is 24.0%.

                     -------------------------------------------------------------------------------
                     1991           1992           1993           1994           1995           1996
                     ----           ----           ----           ----           ----           ----

Gillette             $100           $103           $109           $139           $195           $294
Former Peer Group    $100           $ 92           $ 91           $101           $149           $191
New Peer Group       $100           $ 93           $ 92           $103           $150           $194
S&P 500              $100           $108           $118           $120           $165           $203

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Former Peer Group Companies:                        Bristol-Myers Squibb Company             Procter & Gamble Company
American Home Products                              Colgate-Palmolive Company                Rubbermaid Incorporated
Avon Products, Inc.                                 Johnson & Johnson                        Warner-Lambert Company
The Black & Decker Corporation                      Pfizer Inc.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
New Peer Group Companies:                           Colgate-Palmolive Company                Ralston Purina Company
Avon Products Inc.                                  Johnson & Johnson                        Rubbermaid Incorporated
The Black & Decker Corporation                      Pfizer Inc.                              Warner-Lambert Company
Bristol-Myers Squibb Company                        Procter & Gamble Company
-----------------------------------------------------------------------------------------------------------------------------------


PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overall Objectives and Programs

The objective of the Company's executive compensation program is to provide compensation that will attract and retain executives, to motivate each executive toward the achievement of the Company's short and long-term financial and other goals, as reflected in its statement of mission and values and in its strategic business plan, and to recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Personnel Committee has been on the competitiveness of each of the key elements of executive compensation -- base salary, bonus and stock option grants -- and the compensation package as a whole. In general, the Committee also believes that total compensation should reflect the fact that the Company's performance compares very favorably with that of the peer group companies and with that of the broader group of companies represented in the Standard & Poor's 500 Stock Index. Overall executive compensation is dependent upon performance against goals assigned to each executive under the Company's management by objectives program. These objectives are designed to further the Company's strategic business plan and mission and values. Objectives include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company's ability to enhance profitable growth over the long term, such as demonstrated leadership ability, management development, insuring compliance with law and Company policies, and anticipating and responding to changing market and economic conditions.

Each year the Committee reviews a report prepared by independent compensation consultants assessing the competitiveness of the Company's program for the past year with the peer group used for compensation comparisons ("the Compensation Peer Group") to determine whether the Company has achieved its executive compensation program objective and to help the Committee determine whether there is a need to make prospective adjustments in the compensation of executive officers. The Compensation Peer Group includes most of the companies listed on page 10, as well as a number of other companies with which the Company competes for executive talent. Despite the substantial similarities between the two groups, the companies included in the Compensation Peer Group are not identical to those included in the peer group indices in the Investment Performance Graph included in this proxy statement because the Committee believes that the group of companies with which the Company competes for executive talent is broader than and not identical to that appropriate for comparing investment performance.

Over the last several years the Personnel Committee has sought to relate an increasingly greater percentage of total executive compensation directly to the financial performance of the Company and to the part each executive played in achieving that performance. This has resulted in a compensation package in which a greater portion of each executive officer's compensation is contingent upon the achievement of specific financial targets for the year. For 1996 the bonus represented approximately 47% of total direct compensation (base salary plus bonus), a proportion believed to be generally in line with that of the Compensation Peer Group.

It has also been the Committee's objective that, in any year in which a budgeted bonus pool is earned under the Incentive Bonus Plan and the Company's performance compares favorably with those shown on the Investment Performance Graph, the total direct compensation of the executive officers should be well above the median of direct compensation paid by the Compensation Peer Group. For the most recent period for which information is available, the total direct compensation of the executive officers was well above the median of direct compensation of the Compensation Peer Group.

The Personnel Committee approves the base salary of the executive officers and, at its discretion, awards bonuses under the Incentive Bonus Plan and grants stock options under the Stock Option Plan.

Base Salary
In determining the salary of an executive officer, a salary range is assigned under a worldwide system of job evaluation based upon the level of responsibility, the qualifications and experience required and the need to provide, together with the Incentive Bonus Plan, competitive direct compensation. Salary increases are based upon periodic reevaluations of these factors and the performance of the executive in meeting individually assigned objectives.

Incentive Bonus Plan
Under the Incentive Bonus Plan, the Personnel Committee establishes bonus pools based on budgeted goals set at the outset of the year relating to profit from operations, return on assets, and sales (weighted 70%, 15% and 15%, respectively, for 1996) and establishes the minimum, budgeted, and maximum Company-wide aggregate bonus pools that may be earned based upon the achievement of those Company goals.

In order for a bonus pool to be earned, a minimum profit from operations goal for the Company must be met. The actual amount of any pool is determined based upon the level of achievement of Company goals for the year. Company goals are translated to operating unit, staff and individual objectives and assigned to executives under the Company's management by objectives program. For the year 1996, the plan provided for awards ranging from 5% to 70% of year-end salary based upon the performance of each executive officer against individually assigned objectives for the year, with the Committee having discretion to award a higher amount under special circumstances.

At the time goals are set, a reserve equivalent to no more than 35% of the amount of the budgeted bonus pool may be established by the Committee from which bonuses may be awarded to eligible employees in operating units that achieve assigned objectives even if the overall minimum profit from operations goal for the Company is not met. In addition, the Committee may, within certain limits, carry forward a portion of the bonus pool earned in any year for its discretionary use in the future.

Stock Option Plan
Stock option grants are intended to provide long-term incentives for the achievement of the Company's strategic business plan and mission and values and to align the executive officers' interests with those of the shareholders. The Stock Option Plan is the Company's sole long-term incentive plan for executive officers. Under the plan, the Personnel Committee may award stock options for terms not to exceed ten years at no less than the fair market value of Gillette common stock on the date of grant. The size of any stock option grant is related to the individual's level of responsibility within the organization, and awards are made on a basis designed to be at or above the median value of grants under similar programs of companies in the Compensation Peer Group.

Other Benefits
In order to attract, motivate and retain employees, the Company also maintains a competitive benefits package, participation in which is not dependent upon performance. In general, executive officers participate on the same basis as other employees in the Company's broad-based employee benefit plans: the Employees' Savings Plans, the Employee Stock Ownership Plan, and the Retirement Plans. Information on these plans is provided on pages 15 through 18.

The executive officers, along with certain other executives, participate in an Executive Life Insurance Program and Estate Preservation Plan. Information on these programs is included in the footnotes to the Summary Compensation Table at page 14.

The Personnel Committee has reviewed the impact of Section 162(m) of the Internal Revenue Code which, beginning in 1994, limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the CEO and the next four most highly compensated executive officers. It is the practice of the Committee to attempt to have all compensation treated as tax-deductible compensation wherever, in the judgement of the Committee, to do so would be consistent with the objectives of the compensation plan under which the compensation is paid. Accordingly, the Stock Option and Stock Equivalent Unit Plans fulfill the requirements for treatment as tax-deductible compensation.

The Committee has determined that to attempt to amend the Incentive Bonus Plan so that bonuses meet the definition of tax-deductible compensation would require changes which would be contrary to the compensation philosophy underlying that plan and which would seriously impede the Committee's ability to administer the plan as designed in accordance with the judgement of the Committee. The Incentive Bonus Plan was deliberately designed so that individual bonuses were not to be dependent solely on objective or numerical criteria, thus allowing the Committee the flexibility to apply its independent judgement to reflect performance against qualitative strategic objectives.

Compensation of Chief Executive Officer
As Chairman and Chief Executive Officer, Mr. Zeien's compensation, like that of the other executive officers of the Company, is set in accordance with the foregoing policies.

Base Salary
Mr. Zeien's base salary represents an effort by the Personnel Committee, after consideration of data contained in a report from the independent compensation consultants, to place his base salary at or above the median of salaries of chief executive officers of the companies in the Compensation Peer Group.

Incentive Bonus Plan
Mr. Zeien is responsible for the entire scope of the Company's worldwide business. His 1996 bonus was based upon his successful leadership in managing the business and balancing the Company's long and short-term objectives as described below.

The most significant event of 1996 was the successful merger with Duracell International Inc. which was completed at year end. The Company's sales grew by 10% to $9.7 billion in 1996, a record level, with both the pre-merger Gillette and Duracell businesses up 10%. Before special merger-related charges, profit from operations improved 14% to $2.05 billion from the $1.80 billion level of a year ago; net income of $1.23 billion was 15% higher than the $1.07 billion in 1995; and earnings per common share rose to $2.22, 14% above the 1995 level of $1.94. For the pre-merger Gillette shareholder, earnings per share before one-time merger related costs advanced 20% compared with 1995 reported earnings of $1.85. Special one-time, merger-related charges taken in the fourth quarter reduced profit from operations by $413 million, net income by $283 million and net income per share by $.51 in the quarter and the year. Gillette stock again outperformed the stock market averages with an annual return of 50%, nearly double the returns of the Dow Jones Industrial Average and the Standard and Poor's 500. Since the end of 1990, the market value of Gillette stock has increased by more than $36 billion.

The Duracell merger is an excellent fit with the Company's mission -- to achieve or enhance clear leadership, worldwide, in the core consumer product categories in which we choose to compete -- giving the Company clear world leadership in the fast growing alkaline battery category. In 1996, 81% of Gillette's sales came from the thirteen product categories in which the Company holds the world leadership position. In addition to further geographic expansion, the accelerated pace of new product introductions continued with more than 20 new products launched in 1996. Investment in the three principal "growth drivers" -- research and development, capital spending and advertising -- in combination rose 18%, well ahead of the Company's sales growth rate. As an indicator of the effectiveness of this investment in "growth drivers", 41% of the Company's sales came from products introduced in the past five years, 47% excluding Duracell, an all-time high. The Company also made two smaller acquisitions in 1996, blade manufacturers in Russia and the Czech Republic, which further strengthened our worldwide blade market share. A joint venture with India's leading writing instrument marketer will give the Company broadened distribution in this growing market.

Mr. Zeien is also responsible for insuring the Company's compliance with applicable laws and Company policies.

Stock Option Plan
The June 1996 stock option grant to Mr. Zeien was based upon the Committee's judgement that stock options are designed as the Company's sole long-term incentive for executive officers and that the option granted represents an amount believed by the Committee to be competitive in value with long-term incentives granted other chief executive officers of the companies in the Compensation Peer Group. An additional stock option grant made to Mr. Zeien is described below.

Incentive Payment and Award
At its meeting on February 20, 1997, the Personnel Committee recommended and the Board approved an additional compensation package for Mr. Zeien, to provide an incentive to him not to retire and to continue his employment as Chairman of the Board and Chief Executive Officer of the Company, consisting of a payment to Mr. Zeien of $500,000 if he continues in these capacities through February 28, 1998, with any such amount being payable to Mr. Zeien after his retirement, and an option grant to Mr. Zeien effective February 20, 1997, of 100,000 shares at an exercise price of $85.25 per share, the fair market value of the stock on that date, which will become exercisable on February 20, 1998. The additional compensation package for Mr. Zeien was reviewed by the Company's independent compensation consultants who have advised the Personnel Committee that both its design and level are well within current marketplace practices in similar situations. This additional compensation package is similar to the one-year packages approved by the Board of Directors on February 16, 1995, and February 15, 1996, and disclosed in the March 16, 1995, and March 14, 1996, proxy statements consisting of payments of $500,000 to be made to Mr. Zeien after his retirement and stock options on 150,000 shares and 100,000 shares, respectively.

                                        Richard R. Pivirotto (Chairman)
                                        Wilbur H. Gantz
                                        Herbert H. Jacobi
                                        Alexander B. Trowbridge

EXECUTIVE COMPENSATION

The following table sets forth all compensation earned by or paid or awarded to the Chief Executive Officer and the next four most highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown.

Summary Compensation Table
                                                                                                  Long-Term
                                                     Annual Compensation                        Compensation
                                 ------------------------------------------------------------  ---------------
                                                                                   Other         # of Stock
Name and Principal                                                                 Annual          Options         All Other
Position                             Year          Salary          Bonus      Compensation(1)      Granted      Compensation(2)
------------------                   ----          ------          -----      ---------------      -------      ---------------
Alfred M. Zeien                      1996        $1,275,000      $1,700,000          --            350,000         $190,367
Chairman and Chief                   1995         1,125,000       1,300,000          --            350,000          176,741
  Executive Officer                  1994         1,000,000       1,000,000          --            200,000          147,110

Michael C. Hawley                    1996        $  606,666      $  535,000          --            100,000         $ 84,172
President & Chief                    1995           514,375         390,000       $  3,354         120,000           59,112
  Operating Officer                  1994           377,917         250,000          5,488          64,000           38,864

Joseph E. Mullaney                   1996        $  497,500      $  250,000          --             50,000         $ 66,218
Vice Chairman of                     1995           475,000         220,000          --             50,000           60,382
  the Board                          1994           445,000         200,000          --             50,000           52,287

Jacques Lagarde                      1996        $  568,333      $  380,000       $ 44,588          75,000         $ 60,488
Executive Vice President             1995           531,313         300,000         14,274          68,000           53,171
                                     1994           473,750         240,000        109,399          64,000           43,084

Thomas F. Skelly                     1996        $  449,750      $  230,000          --             45,000         $ 76,883
Senior Vice President                1995           428,000         205,000          --             45,000           68,341
                                     1994           397,500         185,000          --             45,000           54,230

------------
(1) Other Annual Compensation amounts represent taxes reimbursed by the Company relating to non-deductible relocation expenses incurred by the named individuals.

(2) The amounts reported as All Other Compensation include the following payments or accruals under the Company's benefit and incentive plans:


       (i) Company contributions during 1996 under the Employees' Savings Plan and Supplemental Savings Plan as follows: Mr. Zeien $63,750, Mr. Hawley $49,833, Mr. Mullaney $35,875, Mr. Lagarde $43,417 and Mr. Skelly $32,738. Under the plans, the Company contributes 50 cents for each dollar up to a maximum of 10% of salary and bonus saved by participants. In general, regular U.S. employees are eligible to participate. Certain limitations on the amount of benefits under tax-qualified plans such as the Employees' Savings Plan were imposed by the Employee Retirement Income Security Act of 1974, the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1986 and the Revenue Reconciliation Act of 1993. The Company adopted the Supplemental Savings Plan, as permitted by law, for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated as before on the basis approved by the stockholders.

      (ii) Savings plan equivalents credited on 1996 Incentive Bonus Plan deferrals of $13,375 for Mr. Hawley and $85,000 for Mr. Zeien. Before being selected to receive a bonus, participants have the option to defer until a future year or retirement, or until an earlier change in control, payment of all or a portion of any bonus that may be awarded. Savings plan equivalents represent amounts which would have been credited as Company contributions under the Employees' Savings Plan or Supplemental Savings Plan had payment of the bonuses not been deferred.

     (iii) The value of Series C ESOP preferred shares allocated under the Employee Stock Ownership Plan ("ESOP") to each of their accounts as follows: Mr. Zeien $6,134, Mr. Hawley $6,230, Mr. Mullaney $6,134, Mr. Lagarde $6,134 and Mr. Skelly $6,134. The ESOP was adopted in January 1990 as part of the Company's modified U.S. retiree medical benefit program. Since September 30, 1990, Series C ESOP preferred shares have been allocated quarterly to the accounts of eligible employees, generally on the basis of an equal amount per participant. In general, regular U.S. employees participate in the ESOP after completing one year of service with the Company.

      (iv) Company cost for the Executive Life Insurance Program as follows:
           Mr. Zeien $21,321, Mr. Hawley $6,882, Mr. Mullaney $12,834, Mr. Lagarde $4,900 and Mr. Skelly $27,445. The program provides coverage during employment equal to four times annual salary, subject to a $600,000 minimum and a $2,000,000 maximum, with the participant paying the premium for coverage equal to two times salary or $250,000, whichever is less. During retirement, a Company-paid death benefit equal to annual salary, subject to a $150,000 minimum and a $500,000 maximum, continues in effect for the life of the participant.

       (v) Company cost for the Estate Preservation Plan as follows: Mr. Zeien $14,162, Mr. Hawley $7,852, Mr. Mullaney $11,375, Mr. Lagarde $6,037
           and Mr. Skelly $10,566. The executive officers, as well as certain other officers, may participate in the Estate Preservation Program, under which the Company and the executive officer will share equally the cost of life insurance in the amount of $1,000,000 payable on the death of the survivor of each executive and his or her spouse, with the Company recovering its contribution at the end of a 15-year period, or if earlier, when the survivor of the executive and the executive's spouse dies.

Stock Options Granted in 1996

                                       Individual Grants                                           Grant Date
------------------------------------------------------------------------------------------------     Value
                                    % Of Total                                                   --------------
                                  Options Granted                                                  Grant Date
                Number of          To Employees            Per Share                             Present Value
Name         Options Granted          In 1996          Exercise Price(1)      Expiration Date        ($)(2)
---        -------------------  -------------------  ---------------------  -------------------  --------------
Alfred M.
Zeien            100,000               2.47%                $56.25                2/14/06          $1,580,000
                 250,000               6.17%                 58.81                6/19/06           4,565,000
Michael
C. Hawley        100,000               2.47%                 58.81                6/19/06           1,826,000
Joseph E.
Mullaney          50,000               1.23%                 58.81                6/19/06             913,000
Jacques
Lagarde           75,000               1.85%                 58.81                6/19/06           1,369,500
Thomas F.
Skelly            45,000               1.11%                 58.81                6/19/06             821,700

------------
(1) These awards were made pursuant to the 1971 Stock Option Plan. The options become exercisable one year from the date of grant and generally remain exercisable for ten years from the date of grant provided the recipient remains employed throughout that period. The exercise price is equal to the average of the high and low prices of Gillette shares traded on the date the options were granted. At the time of grant, options may be designated as incentive stock options ("ISOs"), a type of option authorized under the 1981 amendments to the Internal Revenue Code. Options not so designated are granted as "non-ISOs". The post-retirement exercise period for employees is generally three months for an ISO and three years for a non-ISO. If termination of employment occurs within one year after a change in control, as that term is described at page 18, any options held by the optionee that were not otherwise exercisable when employment ceased would become immediately exercisable.

(2) Options were valued using a Black-Scholes-based option pricing model, which generates a theoretical value based upon certain factors and assumptions. Therefore, the value which is calculated is not intended to predict future prices of the Corporation's common stock. The actual value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions and continued service with the Company, since options remain exercisable for only a limited period following retirement, death or disability. There can be no assurance that the values reflected in this table or any other value will be achieved. The assumptions and calculations used were provided by independent compensation consultants. In addition to stock value at the date of grant and the exercise price, which are identical, and the ten-year term of each option, the following assumptions were used to calculate the values reflected in the table: for options with an exercise price of $56.25, stock price volatility of 20.3% based on a one year daily stock price history, dividend yield of 1.07% based on the most recent quarter's annualized yield, and risk-free rate of return of 5.81% equal to the yield on a 10-year U.S. Treasury bond with a maturity matching the option term; for options with an exercise price of $58.81, stock price volatility of 21.9% based on a one year daily stock price history, dividend yield of 1.2% based on the most recent quarter's annualized yield, and risk-free rate of return of 6.91% equal to the yield on a 10-year U.S. Treasury bond with a maturity matching the option term.

Aggregated Stock Option Exercises During 1996 And 1996 Year-End Stock Option Values

                                                                                              Total Value
                                                                                             Of Unexercised
                       Number Of                             Number Of Unexercised         In-The-Money Stock
                   Shares Underlying        Value             Stock Options Held            Options Held At
Name               Options Exercised     Realized(1)          At Fiscal Year-End            Fiscal Year-End
---              ---------------------  --------------  ----------------------------     ----------------------
Alfred M. Zeien         80,000            $3,606,515    Exercisable           860,000         $37,744,800
                                                        Unexercisable         350,000           6,535,000
Michael C.
Hawley                  25,000             1,011,700    Exercisable           229,000           9,255,325
                                                        Unexercisable         100,000           1,794,000
Joseph E.
Mullaney                26,600             1,155,889    Exercisable           228,000          10,917,590
                                                        Unexercisable          50,000             897,000
Jacques Lagarde         14,914               667,995    Exercisable           292,622          14,161,326
                                                        Unexercisable          75,000           1,345,500
Thomas F.
Skelly                  40,000             2,112,450    Exercisable           170,000           7,761,150

                                                        Unexercisable          45,000             807,300

------------
(1) The amounts shown are the total values realized by the named persons on exercises of options held for periods ranging from 3 to10 years. The annualized values for the options exercised, calculated by dividing the total value realized by the number of years from the date of grant to the date of exercise, are as follows: Mr. Zeien $601,087, Mr. Hawley $202,340, Mr. Mullaney $174,091, Mr. Lagarde $119,325 and Mr. Skelly $368,585.


RETIREMENT PLAN
The following table sets forth the total annual pension benefits payable in the form of a straight-life annuity before reduction for social security benefits for employees who retire at or after age 65 under the Company's Retirement Plan and Supplemental Retirement Plan.

                                               Annual Pension
 Average Annual Compensation   -----------------------------------------------
      Used as Basis for         15 Years of    20 Years of    25 Years or More
      Computing Pension           Service        Service         of Service
-------------------------------  -------------  --------------  ----------------
         $  400,000              $120,000       $  160,000       $  200,000
            800,000               240,000          320,000          400,000
          1,200,000               360,000          480,000          600,000
          1,600,000               480,000          640,000          800,000
          2,000,000               600,000          800,000        1,000,000
          2,400,000               720,000          960,000        1,200,000
          2,800,000               840,000        1,120,000        1,400,000

In general, the benefit upon retirement at or after age 65 with 25 years or more of service is equal to 50% of the employee's average annual compensation (salary plus bonus, if any, as reported in the Summary Compensation Table at page 14) during the five calendar years of highest compensation included in the last ten calendar years of employment, minus 75% of primary social security benefits.

Certain limitations on the amount of benefits under tax-qualified plans, such as the Retirement Plan, were imposed by the Employee Retirement Income Security Act of 1974, the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1986 and the Revenue Reconciliation Act of 1993. The Company adopted the Supplemental Retirement Plan, as permitted by law, for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated on the basis approved by the stockholders, as described above.

As of December 31, 1996, the persons named in the Summary Compensation Table at page 14 had the following years of service under the Retirement Plan: Mr. Zeien 29 years; Mr. Mullaney 25 years; Mr. Hawley 33 years; Mr. Lagarde 26 years and Mr. Skelly 30 years.

Change in Control and Severance Arrangements
The Board of Directors has adopted a severance pay and benefit arrangement to become effective in the event of a change in control. In general, the arrangement would obligate any acquirer to continue long-standing Gillette practice regarding severance payments to terminated employees. Severance payments to U.S. employees whose employment is terminated under certain circumstances after a change in control would be based on seniority and position level, subject to a minimum for certain key employees, including certain executive officers. Severance payments to employees in foreign countries would comply with local law and follow past Gillette practice.

The maximum amount payable under the severance pay arrangement, including any benefit plan payments resulting from a change in control, is 2.99 times average annual compensation for the five-year period preceding termination of employment. For most employees, including the named persons, it is unlikely that payments would reach the maximum. The aggregate of severance pay excluding benefit plan payments to the persons named in the Summary Compensation Table at page 14 on December 31, 1996, in the event of a change in control on that date, would have been $6,944,000, or two times the amount of their base salary on that date. In general, benefit plan payments resulting from a change in control are dependent upon salary, but vary with seniority and position level.

A change in control is defined in certain of the Company's benefit plans and, in general, means those events by which control of the Company passes to another person or corporation. Those events include a purchase of the Company's stock pursuant to a tender offer, the acquisition of 20% or more of the Company's stock by a person or group, a merger, or a sale of substantially all of the assets of the Company. In addition, a change in control would occur if, during any two-year period, the individuals who were serving on the Board of Directors of the Company at the beginning of the period or who were nominated for election or elected to the Board during the period with the affirmative vote of at least two-thirds of such individuals still in office, ceased to constitute a majority of the Board.

Benefits generally comparable to those applicable in the event of a change in control of the Company have been extended to employees, including officers, whose employment terminates pursuant to the Company's Realignment Plan announced in January 1994 or as a result of the Duracell merger.

2.  PROPOSED AMENDMENT OF THE 1971 STOCK OPTION PLAN
Subject to the approval of the stockholders, the Board of Directors, on the recommendation of its Personnel Committee, has amended the 1971 Stock Option Plan. The proposed amendment extends the period for grants to employees and non-employee directors under the plan to April 18, 2002, increases by 23,000,000 the number of shares upon which stock options may be granted under the plan and clarifies the date on which options granted to outside directors become exercisable.

Since 1990 the Company has utilized larger grants of stock options as long-term incentives for executive officers and certain other high-level employees of the Company in lieu of Stock Equivalent Unit Plan awards previously made to these groups. As of February 28, 1997, 4,915,204 of the 16,000,000 additional shares authorized for grant in 1994 (adjusted to reflect splits) remain available for grant. If approved, taking into account the fact that Stock Equivalent Unit Plan awards have been discontinued to senior management, the amendment will make available for grant over the next five years a number of shares which will allow the Company to increase its average grant size as a percent of shares outstanding to an amount more in line with that of the peer group used for compensation comparisons. The number of newly authorized shares on which options could be granted under the 1971 Stock Option Plan during the proposed additional five-year period will represent approximately 4.1% of the currently outstanding shares of the Company's stock.

The stockholders adopted the plan in 1971 and amended it in 1977, 1979, 1984, 1989 and 1994 to extend the period for grants and, except in 1977, to increase the number of options which could be granted under the plan. In 1992 the plan was amended by the stockholders to provide for an automatic annual grant of options on 2,000 shares (adjusted to reflect splits) to each of the Company's non-employee directors; in 1994, the plan was amended to extend the period for grants, clarify the definition of eligible employee and limit to 200,000 (adjusted to reflect splits) the number of shares upon which options can be granted to any participant in a calendar year; and in 1995, the plan was amended to increase to 400,000 (adjusted to reflect splits) the number of shares upon which options can be granted to any participant in any calendar year.

The Board of Directors is of the opinion that the Stock Option Plan has helped the Company compete for, motivate and retain high caliber directors, executives and other key employees, and to align their interests with the interests of the stockholders, and that it is in the best interests of the Company to amend the plan as proposed. Consistent with the Company's compensation objectives, rewards under the Stock Option Plan are dependent on those factors which directly benefit the Company's stockholders, dividends paid and appreciation in the market value of Company stock.

The amendment will permit the continuation of option grants, thereby providing long-term incentives to the directors, executive officers and other key salaried employees of the Company who have the potential to direct and manage the business of the Company successfully in the future.

The material provisions of the plan and other information relating to the plan are described below and in the New Plan Benefits table on page 22.

The plan is administered by the Personnel Committee, which, in its discretion, may award options for terms up to ten years to purchase the common stock of the Company to selected key salaried employees of the Company and its subsidiaries, including those who may also serve as officers or directors. At any given time, this group is expected to represent approximately 5% of all employees. Options have been granted to employees at not less than the fair market value of the Company's stock on the date of grant and are exercisable as determined by the Committee, except that options must be exercised within ten years from the date of grant. All outstanding options have ten-year terms and are exercisable commencing one year from the date of grant, provided the optionee is still an employee.

In 1992 the plan was amended to provide for an automatic annual option grant for the purchase of 2,000 shares of the common stock of the Company (adjusted to reflect splits) to each non-employee director of the Company at the fair market value of the stock on the date of grant. The date of grant is fixed under the terms of the plan as the second business day after the annual meeting of stockholders. Options granted to non-employee directors are similar to those available to key salaried employees except that the timing of option grants, the number of shares granted, the option price of each grant and certain other provisions are fixed by the plan. In contrast, the timing and terms of option grants made to employees are subject to the discretion of the Personnel Committee. Upon the election of directors at the 1997 Annual Meeting, there will be nine non-employee members of the Board of Directors.

The Committee may designate options granted to employees (including officers and employee directors) as incentive stock options ("ISOs"), a type of option authorized under the 1981 amendments to the Internal Revenue Code. Options not so designated are granted as "non-ISOs". Options granted to non-employee directors are designated as non-ISOs.

Options generally remain exercisable for a limited period following the termination of employment of an employee optionee, including an employee who may be an officer or a director. The post-retirement exercise period of a non-ISO is three years for options granted after 1993 (two years for options granted prior to 1994), unless a shorter period is specified by the Personnel Committee. The comparable period for an ISO is three months. If the termination of employment occurs within one year after a change in control, any options held by the employee optionee that were not otherwise exercisable when employment ceased will become immediately exercisable. Non-employee director options remain exercisable following termination of Board membership on a basis generally comparable to non-ISOs granted to employees and similarly become immediately exercisable upon termination of Board membership within one year after a change in control.

Shares delivered on the exercise of an option may be either authorized and unissued shares or treasury shares. Payment on exercise is made in cash or, at the discretion of the Secretary of the Personnel Committee, in shares of the Company's common stock or partially in cash and partially in shares. An employee who is not an officer or a director of the Company may pay the purchase price in cash installments over a five-year period at a rate no less than the minimum rate of interest provided under the Internal Revenue Code for such compensation related loans. On approval by the Board of Directors, options may provide for a loan, guarantee or other assistance by the Company. No such loan, guarantee or other assistance has been provided to any officer or employee director while serving in that capacity or to any non-employee director.

The Board may terminate the plan or may amend it or any outstanding option, but stockholder approval is required to increase the number of shares available under the plan, to increase the maximum annual grant per participant, to reduce the price at which options may be granted to below 95% of the fair market value on the date of grant, to reduce the option price of outstanding options, to extend the term of an option beyond ten years, to extend the period during which options may be granted or to amend those provisions of the plan relating to options granted to non-employee directors. No amendment may adversely affect the rights of any optionee under an outstanding option or, after a change in control, may deprive an optionee of a right which became operative upon a change in control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the number of shares subject to the plan may be adjusted by the Board.

Federal Income Tax Consequences Upon Issuance and Exercise of Options

After consultation with tax counsel, the Company is of the opinion that:

An optionee does not realize any taxable income under the Internal Revenue Code upon the grant of an option.

The exercise of a non-ISO results in immediate taxable income to the optionee in an amount equal to the difference between the option price and the market price on the date of exercise. This same amount is deductible by the Company as compensation, provided income taxes are withheld from or deposited by the optionee.

The exercise of an ISO results in no tax consequences either to the optionee or the Company. Although the difference between the option price and the market price on the date of exercise is not taxable to the optionee upon exercise, it is a tax preference item, which, under certain circumstances, may give rise to an alternative minimum tax liability on the part of the optionee.

The sale within one year of stock acquired by the exercise of an ISO will be deductible by the Company as compensation in an amount equal to the difference between the option price and the lesser of the market price on the date of exercise or the net proceeds of the sale. The sale of stock acquired through the exercise of an ISO held for more than one year after exercise does not result in such a deduction for the Company.

As options expire unexercised they again become available for grant. Options on 14,638,609 shares, granted at option prices ranging from $9.515 to $85.25 per share after adjustment for stock splits (a weighted average price of $38.93 per share), will expire at various dates up to February 19, 2007.

The closing price of the common stock of the Company on February 28, 1997, as quoted on a composite basis was $79.13.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1971 STOCK OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

3.  PROPOSED AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN
Subject to the approval of the stockholders, the Board of Directors, on the recommendation of its Personnel Committee, has amended the Stock Equivalent Unit Plan. The proposed amendment extends the period for grants of awards under the plan to April 18, 2002.

As of February 28, 1997, 1,713,267 of the additional basic units authorized for grant in 1989 and 1994 (adjusted to reflect splits) remain available for grant, a number of units estimated to be necessary to continue the plan for the key employees of the Company (excluding the executive officers) to whom grants are made over the next five-year period. This number of units (adjusted to reflect splits) is well below the number of units available during each of the three prior five-year periods of the plan. It has been the Company's recent practice and its present intention to utilize grants of units in lieu of stock options to key employees located in countries where grants of options cannot be made and to key employees generally below the senior management level.

The stockholders adopted the plan in 1971 and amended it in 1977, 1979, 1984, and 1989 to extend the period for grants and to increase the number of units which may be awarded under the plan. In 1994, the stockholders amended the plan to extend the period for grants, to increase the number of basic stock units that may be awarded under the plan, to clarify the definition of eligible employee and to limit to 100,000 (adjusted to reflect splits) the number of basic stock units which can be awarded to any participant in a calendar year.

The Board of Directors is of the opinion that this plan has helped the Company compete for, motivate and retain high caliber executives and key employees, and that it is in the best interests of the Company to amend the plan as proposed. Consistent with the Company's compensation objectives, rewards under the plan are dependent on the same factors as those which directly benefit the Company's stockholders, dividends paid and appreciation in the market value of the Company's stock. The plan is administered by the Personnel Committee, which is composed of directors who are not employees and not eligible to participate in the plan. The amendment will permit the Committee to continue to grant basic stock unit awards under the plan, thereby providing long-term incentives to key salaried employees who have the potential to manage the business of the Company successfully in the future.

The material provisions of the plan and other information about the plan are described below and in the New Plan Benefits table on page 22.

Under the Stock Equivalent Unit Plan, a phantom stock plan, awards of basic stock units are made, at the discretion of the Personnel Committee, to selected key salaried employees of the Company and its subsidiaries.

Each basic stock unit is treated as equivalent to one share of the Company's common stock, although in no case does the employee receive the original market value of the basic units awarded. Instead, the employee's account is credited with appreciation, if any, in the market value of the Company's common stock and with dividend equivalent units as dividends are paid on the stock. Amounts credited for appreciation on basic stock units are limited to 100% of the market value of the stock on the date of the award.

Awards of basic stock units may be made under the plan to a somewhat broader group of key employees of the Company and its subsidiaries than those who are eligible to receive stock options. At any given time, eligible employees are expected to represent approximately 6% of all employees. Under the terms of the plan, no awards may be made to non-employee directors of the Company. No awards have been made to executive officers since 1989. With respect to certain grants made after 1983, all or any portion of an award may, by its terms, be contingent upon achievement of future performance goals.

Awards accrue benefits over seven years, vesting and becoming payable in segments over the third through the seventh years of that period. Each award is revalued annually until the award becomes fully vested and the value becomes fixed and payable. Before each vesting, the employee may elect to defer the amounts becoming payable. In general, awards become fully vested upon the retirement, death or disability of the employee and, in the case of retirement or disability, payment may be deferred by employee election to future years. If a deferred amount represents the final value of a fully vested award, the amount accrues interest equivalents until paid.

The plan provides that, upon a change in control, all performance-related contingency provisions of awards will be removed, awards of employees whose employment is terminated under certain circumstances as described in the plan will become fully vested, and, in the event of a related liquidation, merger or consolidation of the Company, all awards either will become fully vested or will be replaced by the surviving corporation.

The Board of Directors may amend the plan, but stockholder approval is required to extend the maturity date of an award or the period during which awards may be made, to increase the maximum number of basic stock units available under the plan or to increase the maximum annual grant per participant. The Board may terminate the plan at any time, but no termination or amendment may adversely affect the rights of participants under outstanding awards or, after a change in control, deprive a participant of a right which became operative upon a change in control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the number of units subject to the plan may be adjusted by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

NEW PLAN BENEFITS
Other than stock option grants to outside directors, the benefits or amounts that will be received or allocated in the future under the plans listed below are not determinable. The table below indicates, where applicable, benefits or amounts received or accrued under the plans for the year 1996.

                                                                     Stock Option Plan       Stock Equivalent Unit Plan
                                                                         Number of                    Number of
Name and Position                                                     Shares Granted*              Units Awarded**
-----------------                                                    -----------------       ---------------------------
     Alfred M. Zeien
       Chairman and Chief Executive Officer                             350,000                       N/A
     Michael C. Hawley
       President and Chief Operating Officer                            100,000                       N/A
     Joseph E. Mullaney
       Vice Chairman of  the Board                                       50,000                       N/A
     Jacques Lagarde
       Executive Vice President                                          75,000                       N/A
     Thomas F. Skelly
       Senior Vice President                                             45,000                       N/A
     All current executive officers as a group                          805,000                       N/A
     All non-executive outside directors as a group                      18,000                       N/A
     All non-executive officer employees as a group                   3,248,800                     300,200

------------
 * See also Stock Options Granted and Aggregated Stock Option Exercises tables on pages 16 and 17.
** The amounts credited during 1996 to the vested accounts of all current executive officers as a group and all other employees as a group were $41,218 and $19,615,570, respectively.

4.  APPOINTMENT OF AUDITORS
On the recommendation of the Audit Committee of the Board of Directors, the Board has appointed KPMG Peat Marwick LLP as auditors for the year 1997, subject to approval by the stockholders. KPMG Peat Marwick LLP has audited the books of the Company for many years.

Representatives of KPMG Peat Marwick LLP will attend the 1997 Annual Meeting of the stockholders, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the stockholders. Should the appointment of auditors be disapproved by the stockholders, the Board of Directors will review its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

VOTING OF PROXIES
Under the by-laws of the Company, as permitted by Delaware law, the required quorum for the meeting is 33 1/3% in interest of the shares outstanding and entitled to vote at the meeting, a plurality of the votes properly cast for the election of directors by the stockholders attending the meeting in person or by proxy will elect directors to office and an affirmative majority of the votes properly cast at the meeting in person or by proxy is required for approval of proposals 2 through 4.

When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted for proposals 1 through 4. If a proxy or ballot indicates that a stockholder, broker, or other nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal although such shares will be counted as in attendance at the meeting for purposes of a quorum. Abstentions will not be reflected in the final tally of the votes cast with regard to whether the Election of Directors (Proposal 1) or the Appointment of Auditors (Proposal 4) are approved under Delaware law and the by-laws of the Company. However, abstentions have the effect of a negative vote in determining whether the proposed amendments to the 1971 Stock Option Plan (Proposal 2) or the Stock Equivalent Unit Plan (Proposal 3) have been approved by the shareholders for purposes of Rule 16 b-3 of the Securities and Exchange Commission, because that Rule requires approval by the affirmative vote of a majority of the shares present or represented by proxy at the meeting in order for transactions under such plans to be exempt from its application. For purposes of Rule 16 b-3, broker non votes, although counted for quorum purposes, will have no other effect.

CONFIDENTIAL VOTING
The Board of Directors has determined that the Company's confidential voting policy employed for the last several years will apply to the 1997 Annual Meeting. The Company's policy requires that proxies and ballots be kept confidential from officers, directors and employees of the Company and from third parties. Certain outside agents, such as those serving as proxy solicitors, who have agreed to comply with this policy, but not Company employees, directors or officers, may be permitted access to proxies and ballots to facilitate their participation in soliciting proxies and conducting the meeting. The policy will not prevent Company officers, directors or other employees or representatives from determining which stockholders have not voted so that they can be urged to vote. The policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement.


ANNUAL REPORT
The Annual Report of the Company for the year ended December 31, 1996, is being mailed with this proxy statement.


STOCKHOLDER PROPOSALS
Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 1998 Annual Meeting must be received by the Company on or before November 13, 1997.

In general, stockholder proposals intended to be presented at an annual meeting, including proposals for the nomination of directors, must be received by the Company 60 days in advance of the meeting, or by February 14, 1998, to be considered for the 1998 Annual Meeting. The requirements for submitting such proposals are set forth in the Company's by-laws.


OTHER MATTERS
Except for matters described in this proxy statement, the Board of Directors does not know of any matter that will or may be presented at the meeting. With respect to any such proposals not now known to the Board of Directors, the persons named as proxies intend to vote the shares they represent in accordance with their judgement.

                                                                       0450/PS

THE GILLETTE COMPANY                                   PRUDENTIAL TOWER BUILDING
                                                       BOSTON, MA  02199

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned (a) revokes all prior proxies and appoints and authorizes Jill
C. Richardson and Robert E. DiCenso and each of them with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 1997 Annual Meeting of the stockholders of The Gillette Company on April 17, 1997, and any adjournment thereof, as specified on the reverse side of this card on proposal 1 through 4 and in their discretion on all other matters incident to the conduct of the meeting and, if applicable, (b) directs, as indicated on the reverse, the voting of the shares allocated to the benefit plan account(s) of the undersigned at the 1997 Annual Meeting and at any adjournment thereof. Plan shares for which no directions are received, and ESOP and GESOP shares which have not been allocated to participant accounts, will be voted on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that ussue have been received. Each trustee is authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment on other matters incident to the conduct of the meeting and any adjournment thereof.


      (Important - To be signed and dated on reverse side) SEE REVERSE SIDE

This proxy will be voted and will be voted as specified by the stockholder, but if no choice is specified, it will be voted FOR proposals 1 through 4.

       The Board of Directors recommends a vote FOR proposals 1 through 4.

1. Election of directors for 3-year terms
M.C. Hawley, H.H. Jacobi,
H.R. Kravis, A.B. Trowbridge
                                                       FOR    AGAINST    ABSTAIN
              Withhold
  For All     from all      2. Amendment of the 1971
  Nominees    Nominees         Stock Option Plan       [ ]      [ ]        [ ]

    [ ]         [ ]

For, except withold vote    3. Amendment of the Stock
from the following             Equivalent Unit Plan    [ ]      [ ]        [ ]
nominee(s)

_______________________     4. Approval of the
                               appointment of KMPG
                               Peat Marwick LLP
                               as Auditors             [ ]      [ ]        [ ]

                                                                      APPENDIX A
                              THE GILLETTE COMPANY
                       1971 STOCK OPTION PLAN, AS AMENDED

      1. PURPOSE. The purpose of the 1971 Stock Option Plan (hereinafter referred to as the "Plan") is to provide a special incentive to selected key salaried employees of The Gillette Company (hereinafter referred to as the "Company") and of its subsidiaries and to the non-employee members of the Board of Directors of the Company to promote the Company's business. The Plan is designed to accomplish this purpose by offering such employees and non-employee directors a favorable opportunity to purchase shares of the common stock of the Company so that they will share in the success of the Company's business. For purposes of the Plan a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the Company has effective operating control.

      2. ADMINISTRATION. The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company, no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the key salaried employees of the Company and its subsidiaries shall be granted options; (b) to determine whether the options granted to any employees shall be incentive stock options within the meaning of the Internal Revenue Code or non-qualified stock options or both; provided, however, that with respect to options granted after December 31, 1986, in no event shall the fair market value of the stock (determined at the time of grant of the options) subject to incentive stock options within the meaning of the Internal Revenue Code which first became exercisable by any employee in any calendar year exceed $100,000 (and, to the extent such fair market value exceeds $100,000, the later granted options shall be treated as non-qualified stock options); (c) to determine the time or times when options shall be granted to employees and the number of shares of common stock to be subject to each such option provided, however, subject to adjustment as provided in Section 9 of the Plan, in no event shall any employee be granted options covering more than 400,000 shares of common stock in any calendar year; (d) with respect to options granted to employees, to determine the option price of the shares subject to each option and the method of payment of such price; (e) with respect to options granted to employees, to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time; (g) to make all determinations as to the terms of any sales of common stock of the Company to employees under Section 8; (h) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings; and (i) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

      3. PARTICIPANTS. The participants in the Plan shall be such key salaried employees of the Company or of any of its subsidiaries, whether or not also officers or directors, as may be selected from time to time by the Committee in its discretion, subject to the provisions of Section 8. In addition, each non-employee director shall be a participant in the Plan. In any grant of options after the initial grant, or any sale made under Section 8 after the initial sale, employees who were previously granted options or sold shares under the Plan may be included or excluded.

      4. LIMITATIONS. No option shall be granted under the Plan and no sale shall be made under Section 8 after April 18, 2002, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in
Section 9 of the Plan, the number of shares of common stock of the Company which may be delivered under the Plan shall not exceed 79,400,000 in the aggregate. To the extent that any option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable as to any shares subject thereto, such shares shall thereafter be available for further grants under the Plan, within the limit specified above.

        5. STOCK TO BE DELIVERED. Stock to be delivered under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Company, as shall be determined by the Board of Directors. The Board of Directors and the proper officers of the Company shall take any appropriate action required for such delivery.

        6. TERMS AND CONDITIONS OF OPTIONS GRANTED TO EMPLOYEES. All options granted to either non-employee directors or employees shall be subject to
Section 6 Paragraph (c) Subparagraphs (4) and (5). All options granted to employees under the Plan shall be subject to all the following additional terms and conditions (except as provided in Sections 7 and 8 below) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purposes of the Plan:

        (a) Option Price. The option price under each option shall be determined by the Committee and shall be not less than l00 percent of the fair market value per share at the time the option is granted. If the Committee so directs, an option may provide that if an employee Participant who was an employee participant at the time of the grant of the option and who is not an officer or director of the Company at the time of any exercise of the option, he shall not be required to make payment in cash or equivalent at that time for the shares acquired on such exercise, but may at his election pay the purchase price for such shares by making a payment in cash or equivalent of not less than five percent of such price and entering into an agreement, in a form prescribed by the Committee, providing for payment of the balance of such price, with interest at a specified rate, but not less than four percent, over a period not to exceed five years and containing such other provisions as the Committee in its discretion determines. In addition, if the Committee so directs, an option may provide for a guarantee by the Company or repayment of amounts borrowed by the Participant in order to exercise the option, provided he is not an officer or director of the Company at the time of such borrowing, or may provide that the Company may make a loan, guarantee, or otherwise provide assistance as the Committee deems appropriate to enable the Participant to exercise the option, provided that no such loan, guarantee, or other assistance shall be made without approval of the Board of Directors as required by law.

        (b) Period of Options. The period of an option shall not exceed ten years from the date of grant.

        (c) Exercise of Option.

            (1) Each option held by a participant other than a non-employee director shall be made exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted. In the case of an option held by a participant other than a non-employee director which is not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) Options intended to be incentive stock options, as defined in the Internal Revenue Code, shall contain and be subject to such provisions relating to the exercise and other matters as are required of incentive stock options under the applicable provisions of the Internal Revenue Code and Treasury Regulations, as from time to time in effect, and the Secretary of the Committee shall inform optionees of such provisions.

            (3) Each incentive stock option within the meaning of the Internal Revenue Code granted on or before December 31, 1986 shall contain and be subject to the following provision:

            This option shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)7 of the Internal Revenue Code of l954, as amended) any incentive stock option (as that term is defined in said Code) which was granted to the Participant before the granting of this option to purchase stock in his employer corporation (whether The Gillette Company or a parent or subsidiary corporation thereof), or in a corporation which at the time of the granting of this option is a parent or subsidiary corporation of the employer corporation, or in a predecessor corporation of any such corporation.

            Each incentive stock option within the meaning of the Internal Revenue Code granted after December 31, 1986 shall not be subject to the above provision.

            (4) Payment for Delivery of Shares. Upon exercise of any option, payment in full in the form of cash or a certified bank, or cashier's check or, with the approval of the Secretary of the Committee, in whole or part Common Stock of the Company at fair market value, which for this purpose shall be the closing price on the business day preceding the date of exercise, shall be made at the time of such exercise for all shares then being purchased thereunder, except in the case of an exercise to which the provisions of the second sentence of subsection (a) above are applicable.

            The purchase price payable by any person, other than a non-employee director, who is not a citizen or resident of the United States of America and who is an employee of a foreign subsidiary at the time payment is due shall, if the Committee so directs, be paid to such subsidiary in the currency of the country in which such subsidiary is located, computed at such exchange rate as the Committee may direct. The amount of each such payment may, in the discretion of the Committee, be accounted for on the books of such subsidiary as a contribution to its capital by the Company. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the outstanding common stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the Participant agree that any sale of the shares will be made only on the New York Stock Exchange or in such other manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift, or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

            (5) Notwithstanding any other provision of this Plan, if within one year of a Change in Control, as hereinafter defined, the employment of an employee Participant is terminated for any reason other than willful misconduct or the service as a director of a non-employee director is terminated, all his outstanding options which are not yet exercisable shall become immediately exercisable and all the rights and benefits relating to such options including, but not limited to, periods during which such options may be exercised shall become fixed and not subject to change or revocation by the Company; provided, that in the case of any incentive stock option (the "second option") which is not exercisable by reason of a previously granted incentive stock option which is still "outstanding" within the meaning of section 422A(c)(7) of the Internal Revenue Code (as in effect before the amendments made by the Tax Reform Act of 1986), the second option shall not be exercisable until the earlier outstanding option is exercised in full or expires by reason of the lapse of time. For purposes of the foregoing, a Change in Control shall mean the happening of any of the following events:

                             (A) Any person within the meaning of Sections 13(d)
               and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities of the Company;

                             (B) A tender offer or exchange offer, other than an
               offer by the Company, pursuant to which shares of the Company's common stock have been purchased;

                             (C) The stockholders or directors of the Company
               have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or

                             (D) During any period of two consecutive years,
               individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

               (d) Nontransferability of Options. No option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

               (e) Nontransferability of Shares. If the Committee so determines, an option granted to an employee may provide that, without prior consent of the Committee, shares acquired by exercise of the option shall not be transferred, sold, pledged or otherwise disposed of within a period not to exceed one year from the date the shares are transferred to the Participant upon his exercise of the option or prior to the satisfaction of all indebtedness with respect thereto, if later.

               (f) Termination of Employment. If the employment of a Participant terminates for any reason other than his death, he may, unless discharged for cause which in the opinion of the Committee casts such discredit on him as to justify termination of his option, thereafter exercise his option as provided below. (i) If such termination of employment is voluntary on the part of the Participant, he may exercise his option only within seven days after the date of termination of his employment (unless a longer period not in excess of three months is allowed by the Committee). (ii) If such termination of employment is involuntary on the part of the Participant, he may exercise his option only within three months after the date of termination of his employment. (iii) Notwithstanding the above, if a Participant retires under The Gillette Company Retirement Plan or the retirement plan of a subsidiary, or if a Participant terminates his employment with a subsidiary that does not maintain a retirement plan and he would have been eligible to retire under the terms of The Gillette Company Retirement Plan had he been a Participant in that Plan, he may exercise any option granted prior to January 1, 1994, other than an incentive stock option within the meaning of the Internal Revenue Code, within a period not to exceed two years after his retirement date, any option granted after December 31, 1993 other than an incentive stock option within the meaning of the Internal Revenue Code within a period not to exceed three years after his retirement date, and any incentive stock option within a period not to exceed three months after his retirement date. The Committee may, in its sole discretion, terminate any such option at or at any time after the time when that option would otherwise have terminated as a result of the termination of a Participant's employment, if it deems such action to be in the best interests of the Company. In no event, however, may any Participant exercise any option which was not exercisable on the date he ceased to be an employee, or after the expiration of the option period. For purposes of this subsection (g) a Participant's employment shall not be considered terminated in the case of a sick leave or other bona fide leave of absence approved by the Company or a subsidiary in conformance with the applicable provisions of the Internal Revenue Code or Treasury Regulations, or in the case of a transfer to the employment of a subsidiary or to the employment of the Company.

               (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or with respect to employee participants such further period as the Committee may allow) such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of the option period or, in the case of an incentive stock option within the meaning of the Internal Revenue Code after the expiration of any period of exercise for such options specified in the Internal Revenue Code or the regulations thereunder

        7. REPLACEMENT OPTIONS. The Company may grant options under the Plan on terms differing from those provided for in Section 6 where such options are granted in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

               Notwithstanding anything contained in this Plan, the Committee shall have authority, with respect to any options granted or to be granted to employees or outstanding installment Purchase Agreements of participants other than non-employee directors under this Plan, to extend the time for payment of any and all installments, to modify the amount of any installment, to amend outstanding option certificates to provide for installment payments or to take any other action which it may, in its discretion, deem necessary, provided that:
(1) interest on the unpaid balance under any outstanding Purchase Agreement at the rate of at least four percent (4%) per annum shall continue to be due and payable quarterly during the period of any deferral of payment; (2) all such installment Purchase Agreements and unexercised options, shall at all times be in accordance with the applicable provisions of Regulation G of the Board of Governors of the Federal Reserve System, as from time to time amended, and with all other applicable legal requirements; (3) no such action by the Committee shall jeopardize the status of stock options as incentive stock options under the Internal Revenue Code.


        8. FOREIGN EMPLOYEES. The Company may grant options under the Plan on terms differing from those provided for in Section 6 where such options are granted to employee Participants who are not citizens or residents of the United States of America if the Committee determines that such different terms are appropriate in view of the circumstances of such Participants, provided, however, that such options shall not be inconsistent with the provisions of
Section 6(a) or Section 6(b).

        In addition, if the Committee determines that options are inappropriate for any key salaried employees who are not citizens or residents of the United States of America, whether because of the tax laws of the foreign countries in which such employees are residents or for other reasons, the Board of Directors may authorize special arrangements for the sale of shares of common stock of the Company to such employees, whether by the Company, or a subsidiary, or other person. Such arrangements may, if approved by the Board of Directors, include the establishment of a trust by the foreign subsidiary which is the employer of the key salaried employees, designated by such subsidiary, to whom the shares are to be sold. Such arrangements shall provide for a purchase price of not less than the fair market value of the stock at the date of sale and a maximum annual grant per participant of options to purchase 400,000 shares of common stock and may provide that the purchase price be paid over a period of not more than ten years, with or without interest, and that such employees have the right, with or without payment of a specified premium, to require the seller of the shares to repurchase such shares at the same price, subject to specified conditions. Such arrangements may also include provisions deemed appropriate as to acceleration or prepayment of the balance of the purchase price, restrictions on the transfer of the shares by the employee, representations or agreements by the employee about his investment purposes and other miscellaneous matters.

        9. CHANGES IN STOCK. In the event of a stock dividend, split-up or combinations of shares, recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be issued or sold under the Plan, the maximum annual grant for each participant, the automatic annual grant for each non-employee director, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of complete liquidation of the Company, all outstanding options shall thereupon terminate, provided that (i) at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall with respect to employee participants either (a) make all outstanding options immediately exercisable, or (b) arrange to have the surviving corporation grant replacement options to the employee Participants and
(ii) in the case of option grants to non-employee directors, all outstanding options not otherwise exercisable shall become exercisable on the twentieth day prior to the effective date of the merger.

        10. EMPLOYMENT RIGHTS. The adoption of the Plan does not confer upon any employee of the Company or a subsidiary any right to continued employment with the Company or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

        11.    THE COMMITTEE MAY AT ANY TIME DISCONTINUE GRANTING OPTIONS
UNDER THE PLAN. The Board of Directors of the Company or the Personnel Committee of the Board of Directors if and to the extent authorized, may at any time or times amend the Plan or amend any outstanding option or options or arrangements established under Section 8 for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent required or permitted under Section 9 and, with respect to clauses (b) and (f) below, except to the extent required or permitted under Section 7) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan or the maximum annual grant per participant other than as permitted under Section 9, (b) reduce the minimum option price of options thereafter to be granted below the price provided for in
Section 6(a), except that the Plan may be amended to provide that the minimum option price of non-qualified stock options thereafter to be granted to employees may be not less than 95% of the fair market value at the date of grant if the Board determines that such amendment is necessary for tax reasons to carry out the objectives of the Plan, (c) reduce the price at which shares of common stock of the Company may be sold under Section 8 below the price provided for in Section 8, (d) reduce the option price of outstanding options, (e) extend the time within which options may be granted, (f) extend the period of an outstanding option beyond ten years from the date of grant, (g) amend the provisions of Section 12 with respect to the terms and conditions of options to non-employee directors and further provided no such amendment shall adversely affect the rights of any Participant (without his consent) under any option theretofore granted or other contractual arrangements theretofore entered into or after a Change in Control deprive any Participant of any right or benefit which became operative in the event of a Change in Control. Notwithstanding the above, in no event may the provisions of Section 12 be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

        12. TERMS AND CONDITIONS OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS. Effective at the close of business on the second business day after the 1992 Annual Meeting of Shareholders of the Company and on the second business day after each Annual Meeting thereafter, each non-employee director shall be automatically granted a non-incentive stock option to purchase 2,000 shares of the common stock of the Company upon the following terms and conditions:

        (a) Option Price. The option price under each option shall be the fair market value on the date of grant, which for this purpose is defined as the average between the high and the low price of the common stock on the NYSE Composite Transaction listing.

        (b) Option Period. The period of an option shall be ten years from the date of grant.

        (c) Option Exercise. Each option shall become exercisable on the earlier of the date of the first Annual Meeting of the stockholders following the date of grant or the first anniversary of the date of grant except as otherwise provided under Section 6 Paragraph c Subparagraph 5 of this Plan. Any option, otherwise exercisable, may be exercised during the period a non-employee director remains a member of the Board of Directors and for a period of three months following the date a non-employee director ceases to be a director except in the case where the non-employee director is or will be eligible to receive benefits under the Company's Retirement Plan for Directors when membership on the Board of Directors ends and where the non-employee director continues to be so eligible as of the date of exercise, that non-employee director's options shall be exercisable for a period of two years with respect to options granted before 1994 and three years for options granted after 1993 from the date membership on the Board of Directors ceases.

        If a non-employee director dies at the time when the non-employee director is entitled to exercise an option, then at any time or times within one year after that non-employee director's death that non-employee director's option may be exercised in accordance with the provisions of Section 6 Paragraph (g) of the Plan. In no event shall any option be exercised after the expiration of the option period.

        (d) Payment for Delivery of Shares. Payment for the shares shall be made in accordance with the provisions of Section 6 Paragraph c Subparagraph 4 of this Plan.

        (e) Nontransferability of Options. No option may be transferred by a non-employee director otherwise than by will or by the laws of descent and distribution, and during the non-employee director's lifetime the option may be exercised only by the non-employee director.


                                                                      APRIL 1997

                                                                      APPENDIX B
                              THE GILLETTE COMPANY

                     STOCK EQUIVALENT UNIT PLAN, AS AMENDED

l. PURPOSE. The purpose of the Stock Equivalent Unit Plan is to provide an incentive and reward to employees of The Gillette Company and its subsidiaries who can make substantial contributions to the success of the business. To that end, the Plan provides an opportunity for such employees to participate in that success through awards of stock equivalent units, subject to the conditions set forth in the Plan.

2. DEFINITIONS. Unless the context otherwise requires, the following words have the following meanings for purposes of the Plan.

      2.1 Basic stock unit - A stock equivalent unit awarded to a participant pursuant to Section 4.2.

      2.2 Committee - The Personnel Committee established by the Board of Directors of the Company.

      2.3      Company - The Gillette Company, a Delaware corporation.

      2.4 Disability - Mental or physical disability, either occupational or non-occupational in cause, which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the employee from engaging in any occupation or employment for wage or profit and is likely to be permanent.

      2.5 Dividend equivalent unit - A stock equivalent unit which is credited to a participant's account as the result of conversion of amounts credited to the account in respect of dividends, as provided in Section 5.2.

      2.6 Employee - Any person, whether or not an officer or director of the Company or any subsidiary, who is regularly employed by the Company or a subsidiary on a full-time basis, or who, under conditions approved by the Committee, is regularly employed by the Company or subsidiary on a part-time basis.

      2.7.1    Maturity date (with respect to awards made on or before 12/31/83)
               - When used with respect to an award, March l5 of the tenth calendar year following the calendar year in which the award was made.

      2.7.2 Maturity date (with respect to awards made after 12/31/83) - When used with respect to an award, March 15 of the seventh calendar year following the calendar year in which the award was made.

      2.8 Normal retirement date - In the case of any participant, the date established by his employer as his normal retirement date (or,if no such plan is maintained by his employer, the normal retirement date prescribed under The Gillette Company Retirement Plan).

      2.9 Plan - The Stock Equivalent Unit Plan set forth herein, as from time to time amended.

      2.10 Share - A share of the Company's common stock as the same is constituted from time to time.

      2.11 Stock equivalent unit - A measure of value equal in amount to the value of one share at the time of reference.

      2.12 Subsidiary - Any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the company has effective operating control.

      2.13 (A) Total credits - When used with respect to an individual account, the sum of (a) the excess, if any, of (i) the value of that number of shares which is equal to the number of basic stock units credited to the account in respect of awards in designated years, after adjustment for any prior payments, over (ii) the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), except that for awards made after 12/31/78, the amount of the excess cannot exceed an amount equal to the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), plus (b) the value of that number of shares which is equal to the number of dividend equivalent units then credited to the account in respect of such awards plus (c) any amounts then credited to the account based on dividend payments attributable to such awards which have not been converted into dividend equivalent units.

      2.14 Value - When used with respect to a share (a) On the date of an award of basic stock units, the average of the reported high and low sales prices of the shares as quoted on a composite basis;
               (b) For purposes of converting dividend credits into dividend equivalent units, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the months of December, January, and February immediately preceding the March l5 on which such conversion occurs; (c) For purposes of determining the amount payable in respect of an interest which becomes vested or for purposes of determining the amount payable, in cases not covered by (d) or (e) below, in respect of an interest which previously became vested, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the March l5 on which such vesting occurs or the month in which such payment becomes payable; (d) For purposes of determining the amount payable to a terminating participant or to the estate of a deceased participant, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the month in which the participant's employment terminates or the participant dies or the twelve consecutive calendar months including and ending with that month if such termination or death occurs on or after the last business day of that month; (e) For purposes of determining the amount payable with respect to an award on or after the maturity date thereof, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding such maturity date;

      2.15 Unapproved Change in Control shall mean the happening of any one of the following events, which, in each case, was not recommended to the shareholders by a vote of at least two-thirds of the non-employee directors of the Company then still in office who were in office two years prior to such event: (a) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities; (b) A tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of the Company's common stock have been purchased; (c) The stockholders or directors of the Company have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or
               (d) During any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

      2.16 Approved Change in Control shall mean the happening of any one of the following events, which, in each case was recommended to the shareholders by a vote of at least two-thirds of the non-employee directors of the Company then still in office who were in office two years prior to such event: (a) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities; (b) A tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of the Company's common stock have been purchased; (c) The stockholders or directors of the Company have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or (d) During any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

3.    ADMINISTRATION.

      3.1 The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the eligible employees of the Company and its subsidiaries shall be awarded basic stock units; (b) to determine the times when basic stock units shall be awarded and the number of basic stock units to be awarded to each participant; (c) to determine the time or times when amounts may become payable with respect to stock equivalent units within the limits provided in the Plan; (d) to prescribe the form of the instruments evidencing any basic stock units awarded under the Plan (which forms need not be identical);
               (e) to adopt, amend and rescind rules and regulations for the administration of the Plan and the stock equivalent units and for its own acts and proceedings; and (f) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

      3.2 The maximum number of basic stock units which may be awarded under the Plan is 41,400,000 subject to adjustment as determined by the Committee in event of a dividend payable in shares, a stock split or a combination of shares. No basic stock units may be awarded under the Plan after April 18, 2002.

4.    PARTICIPATION.

      4.1 The participants in the Plan shall be such key employees as may be selected from time to time by the Committee. Directors who are not employees shall not be eligible. The employees to whom basic stock units are awarded at any time may include employees to whom basic stock units were previously granted under the Plan.

      4.2 Awards of basic stock units shall be made from time to time by the Committee in its discretion. In addition, with respect to any award, the Committee shall have discretion to provide that all or any portion of that award shall be contingent on achievement by the participant or by any unit or units of the Company of any performance goal or goals over any period or periods of time ending before March 15 of the third year following the date of the award. Notwithstanding the above, the Committee may not award more than 100,000 basic stock units to any participant in any calendar year subject to adjustment as provided under Section 8.3.

5.    INDIVIDUAL ACCOUNTS.

      5.1 The Committee shall maintain a separate account for each award made under the Plan. Each such account shall show the information necessary to compute the participant's total credits in respect of each award, including the number of basic stock units awarded to the participant, the value of an equal number of shares on the date of the award, the amount credited to the account in respect of dividends, as provided below, the number of dividend equivalent units credited to the account and details as to any payments under the Plan which are deducted from the account.

      5.2 Whenever the Company pays a dividend (other than a stock dividend) upon its outstanding common stock, there shall be credited to the separate account for each award a dollar amount equal to the value of such dividend per share multiplied by the number of stock equivalent units credited to the account on the record date for such dividend. However, no such credits shall be made with respect to any award after the maturity date thereof or after the date on which the participant ceases to be an employee. As of March 15 in each year the aggregate of the amounts so credited to the account since the prior March 15 shall be converted into a number of dividend equivalent units by dividing such aggregate by the value of a share.

      5.3 In the event of a dividend payable in shares, or in the event of a stock split or combination of shares, the Committee shall make a corresponding change in the number of basic stock units and dividend equivalent units then credited to the account.

      5.4 On the maturity date of an award, the total amount payable with respect to such award shall become a fixed amount which will not change thereafter except that the Committee may provide for the payment of interest beginning at maturity on amounts whose payment is deferred to a date thereafter. Such fixed amount shall be the total credits in respect of such award on such maturity date.

      5.5 Whenever a payment is made under the Plan to a participant with respect to any award, there shall be a corresponding reduction in the number of stock equivalent units and other amounts credited to the participant's account in respect of such award, or in the case of a payment after maturity date or after the date on which the participant ceases to be an employee, in the amount then credited to the account. A similar reduction shall be made if a participant forfeits any portion of his interest in any awards.

6.    PAYMENT.

      6.1 Payments to a participant under the Plan may be made from time to time when segments of his total credits in respect of an award become vested, or payment may be deferred, all in accordance with rules established from time to time by the Committee.

      6.2.1 With respect to awards made on or before 12/31/83 fifteen percent of the total credits in respect of an award shall become vested on March 15 of the fourth calendar year following the calendar year of the award, an additional fifteen percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fifth, sixth, seventh, eighth, and ninth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

      6.2.2 With respect to awards made after 12/31/83 twenty percent of the total credits in respect of an award shall become vested on March 15 of the third calendar year following the calendar year of the award, an additional twenty percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fourth, fifth, and sixth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

      6.2.3 Such vesting as described above shall occur only if the participant is an employee on the date of vesting and has been an employee continuously since the date of the award. The total credits in respect of all awards not at that time subject to any contingency pursuant to Section 4.2 shall become fully vested if the participant, while an employee, dies, incurs a disability, retires prior to his normal retirement date with the consent of the Company and under conditions approved by the Committee, or retires on or after his normal retirement date, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. If the employment of a participant terminates as a result of the merger, sale or other absorption or termination of operations of a subsidiary or a division, all credits in respect of any such participant's award not at that time subject to any contingency pursuant to Section 4.2 may become vested if the Committee, in its sole discretion, determines such action to be in the best interests of the Company, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. In connection with the determination of any participant's vested rights under this paragraph 6.2.3, the Committee may retroactively remove any contingency in effect pursuant to
               Section 4.2. Notwithstanding the above, in the event of an Unapproved or Approved Change in Control, if a participant retires prior to his normal retirement date the consent of the Company shall not be required and all credits and all contingencies with respect to the awards of such participant shall become fully vested and immediately payable.

      6.2.3.1 In the event of an Unapproved Change in Control, all contingencies then in effect pursuant to Section 4.2 shall be automatically removed and the total credits in respect of all awards of a participant shall become fully vested and payable (1) upon termination of the employment of a participant for any reason within one year of the Unapproved Change in control, or
               (2) upon termination of the employment of a participant at any time after an Unapproved Change in Control if such termination
               (a) is initiated by the Company, except that termination for willful misconduct shall not be treated as a termination under this subparagraph (2), or (b) is initiated by the participant for Good Reason. In the event of an Approved Change in Control, all contingencies then in effect pursuant to Section 4.2 shall be automatically removed and the total credits in respect of all awards of a participant shall become fully vested and payable upon termination of the employment of a participant after an Approved Change in Control if such termination is (i) initiated by the Company, except that termination for willful misconduct shall not be treated as a termination under this sentence, or
               (ii) initiated by the participant for Good Reason. Good Reason, as used herein, shall mean any of the following: Assignment of any duties inconsistent with the position, duties, responsibilities and status of the employee or reduction or adverse change in the nature or status of responsibilities of the employee from those which existed on the date immediately preceding an Approved or Unapproved Change in Control; any reduction by the Company or any successor entity in the employees' compensation including benefits, other than such reduction required by law or required to maintain the tax-qualified status of any benefit Plan, from those which existed on the date immediately preceding an Approved or Unapproved Change in Control; or the Company or any successor entity requiring the employee to be based at a location in excess of fifty miles from the location where the employee is based on the date immediately preceding an Approved or Unapproved Change in Control.

      6.2.3.2 Notwithstanding any other provision of this Plan, (a) upon an employer-initiated termination of employment of a participant pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, or the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989 or the 1994 Realignment Plan and Parker Integration Plan, or (b) upon the sale or other disposition of the unit, division or subsidiary in which a participant is employed pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, or the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989, which sale or other disposition results in the participant no longer being employed by the Company or any of its subsidiaries, all contingencies then in effect pursuant to
               Section 4.2 shall be automatically removed except with respect to contingencies which expire on February 19, 1987. Further, in such event, the total credits in respect of all awards of a participant for which no contingencies remain in effect shall become fully vested and the amount of such awards shall be fixed and payable. With respect to awards or segments of awards which become vested under this subparagraph or any other award or segment thereof which becomes payable by reason of the participant's termination of employment, the participant may elect to receive such awards upon termination of employment or may, prior to the date participant's employment with the Company or any subsidiary terminates, elect to defer such award in accordance with the provisions of Paragraph 6.2.3 and rules established from time to time by the Committee. Notwithstanding the above, the removal of contingencies and the granting of vesting and deferral rights provided for in this Paragraph
               6.2.3.2 shall serve as partial consideration for a settlement of all claims and disputes which the participant may have against the Company, its subsidiaries, employees and agents and shall be subject to the execution by the participant of a release and settlement agreement in a form to be prescribed by the Committee.

      6.2.4 In order to make proper adjustment for any previous payments under Section 6.3, the applicable vesting percentage to be used in computing vested segments under the foregoing provisions of this Section 6.2 and in computing the amount of a payment under
               Section 6.3 or Section 6.4 shall be determined as follows: (a) In computing such vested segment or the amount or a payment under section 6.3 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is fifteen (or ten in the case of the final vested installment) and whose denominator is (i) 100 minus (ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment. (b) In the case of a payment under section 6.4 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is (i) fifteen multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus (ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above. (c) In computing such vested segment or the amount or a payment under section 6.3 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is twenty and whose denominator is (i) 100 minus (ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment. (d) In the case of a payment under section 6.4 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is (i) twenty multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus (ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above.

      6.3 Prior to any date on which a participant is to acquire a vested interest or additional vested interest in the total credits in respect of an award, the participant shall make an election, at the time and in a manner specified by the Committee, as to the time when payment is to be made of the segment or segments of such total credits which may become vested on such date. The participant may elect (a) to receive payment within a reasonable time after such date or (b) to defer payment in accordance with rules established from time to time by the Committee. In the event of an Approved or Unapproved Change in Control, the participant may, upon any date, revoke his election to defer receipt of any or all interests in respect of an award and the Company shall make payment to the participant of the value of any vested interest or interests, within a reasonable time after such revocation and with respect to interests which have not yet vested as of the date of such revocation, within a reasonable time after such interests become vested. If no such election is made, payment shall be made within a reasonable time after the date on which such vested interest or additional vested interest is acquired.

               The amount of any payment shall be computed by multiplying the total credits in respect of the award at the time of payment, or in the case of revocation of an election to defer, at the time of such revocation, by the applicable vesting percentage. The Committee may provide for the payment of interest beginning upon maturity for amounts deferred beyond maturity.

      6.4 If a participant ceases to be an employee for any reason not specified in Section 6.2, his vested interest in respect of each award shall thereupon become a fixed amount which will not change thereafter. Such fixed amounts shall be determined by multiplying the total credits in respect of each award on the date of termination of employment by the applicable vesting percentage. The participant shall thereupon forfeit his interest in any amounts then credited to his account to the extent his interest has not become vested. Payment of vested interests shall be made in accordance with rules established from time to time by the Committee.

      6.5 If a participant dies prior to termination of his employment, an amount equal to his total credits in respect of all awards not subject to any contingency pursuant to Section 4.2 shall be paid to his executor or administrator or as otherwise provided by law valued as of the date of death.

      6.6 All payments will be made in cash and will be subject to any required tax withholdings.

7.    AMENDMENT AND TERMINATION.

      7.1 The Board of Directors of the Company or the Personnel Committee of the Board of Directors if and to the extent authorized may at any time amend the Plan for the purposes of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may be permitted by law, except that neither the Board of Directors or the Personnel Committee of the Board of Directors may, without the approval of the stockholders of the Company, increase the maximum number of basic stock units that may be awarded under the Plan or increase the time within which basic stock units may be awarded, as provided in Section 3.2, or extend the maturity date of an award beyond March 15 of the tenth calendar year following the calendar year in which the award was made. Notwithstanding the above, in the event of an Approved or Unapproved Change in Control, no amendment to the Plan which provides for prospective Plan benefits and other terms and conditions any less favorable to Plan participants than those which existed prior to the amendment shall be effective unless it provides that all contingencies which are then in existence be removed and all awards which are unvested prior to such amendment shall become immediately vested and payable.

      7.2 The Board of Directors of the Company may terminate the Plan at any time except that after an Approved or Unapproved Change in Control such Plan may not be terminated without providing that all contingencies then in existence shall be removed and all unvested awards shall become immediately vested and payable.

      7.3 No such amendment or termination shall adversely affect the rights of any participant (without his consent) under any award previously made or after an Approved Change in Control deprive a participant of a benefit or right which became operative upon an Approved Change in Control or after an Unapproved Change in Control deprive a participant of a benefit or right which became operative upon an Unapproved Change in Control.

8.    MISCELLANEOUS.

      8.1 The interest under the Plan of any participant, his heirs or legatees shall not be alienable by the participant, his heirs or legatees by assignment or any other method and shall not be subject to being taken by his creditors by any process whatsoever.

      8.2 The Plan shall not be deemed to give any participant or employee the right to be retained in the employ of the Company or any subsidiary nor shall the Plan interfere with the right of the Company or any subsidiary to discharge any employee at any time.

      8.3 In the event of a stock dividend, split-up or combinations of shares, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the Company to be used as a basis for granting awards under the Plan, the units then outstanding or to be granted thereunder, the maximum number of basic stock units which may be granted, the unit value and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or complete liquidation of the Company, all outstanding basic stock units and dividend equivalent units shall thereafter accrue no further value, provided that at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall either (a) make all outstanding basic units and dividend equivalent units immediately vested and payable, or (b) arrange to have the surviving corporation grant replacement units to the participants.


                                                                      APRIL 1997